Exhibit 10.1


================================================================================

                                CREDIT AGREEMENT

                         dated as of December 16, 2002,

                As Amended and Restated as of September 26, 2003,

                                      Among


                                 DENNY'S, INC.,

                              DENNY'S REALTY, INC.,


                                  as Borrowers,


                              DENNY'S CORPORATION,

                             DENNY'S HOLDINGS, INC.,

                                   DFO, INC.,

                                 as Guarantors,


                            THE LENDERS NAMED HEREIN,


                              JPMORGAN CHASE BANK,
                            as Administrative Agent,

                                       and

        WELLS FARGO FOOTHILL, INC. (f/k/a FOOTHILL CAPITAL CORPORATION),
                              as Syndication Agent






                  J.P. MORGAN SECURITIES INC., as Sole Advisor,
                     Sole Lead Arranger and Sole Bookrunner


================================================================================





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                                Table of Contents




                                    ARTICLE I

                                   Definitions

SECTION 1.01. Defined Terms...................................................1
SECTION 1.02. Classification of Loans and Borrowings.........................28
SECTION 1.03. Terms Generally................................................28
SECTION 1.04. Accounting Terms; GAAP.........................................28


                                   ARTICLE II

                                   The Credits

SECTION 2.01. Commitments....................................................29
SECTION 2.02. Loans..........................................................29
SECTION 2.03. Requests for Borrowings........................................30
SECTION 2.04. Swingline Loans................................................31
SECTION 2.05. [Intentionally Omitted.].......................................32
SECTION 2.06. Letters of Credit..............................................32
SECTION 2.07. Funding of Borrowings..........................................37
SECTION 2.08. Interest Elections.............................................37
SECTION 2.09. Termination and Reduction of Commitments.......................39
SECTION 2.10. Repayment of Loans; Evidence of Debt...........................40
SECTION 2.11. Prepayment.....................................................41
SECTION 2.12. Fees...........................................................43
SECTION 2.13. Interest.......................................................44
SECTION 2.14. Alternate Rate of Interest.....................................45
SECTION 2.15. Increased Costs................................................45
SECTION 2.16. Break Funding Payments.........................................46
SECTION 2.17. Taxes..........................................................47
SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs.....48
SECTION 2.19. Mitigation Obligations; Replacement of Lenders.................50
SECTION 2.20. Covenant of Collateral Agent...................................51


                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01. Organization; Powers...........................................51
SECTION 3.02. Authorization..................................................52



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SECTION 3.03. Enforceability.................................................52
SECTION 3.04. Governmental Approvals.........................................52
SECTION 3.05. Financial Statements...........................................52
SECTION 3.06. No Material Adverse Change.....................................53
SECTION 3.07. Title to Properties; Possession Under Leases...................53
SECTION 3.08. Subsidiaries...................................................53
SECTION 3.09. Litigation; Compliance with Laws...............................53
SECTION 3.10. Agreements.....................................................54
SECTION 3.11. Federal Reserve Regulations....................................54
SECTION 3.12. Investment Company Act; Public Utility Holding Company Act.....54
SECTION 3.13. Use of Proceeds................................................54
SECTION 3.14. Tax Returns....................................................55
SECTION 3.15. No Material Misstatements......................................55
SECTION 3.16. Employee Benefit Plans.........................................55
SECTION 3.17. Environmental Matters..........................................56
SECTION 3.18. Insurance......................................................57
SECTION 3.19. Security Documents.............................................57
SECTION 3.20. Labor Matters..................................................58
SECTION 3.21. Solvency.......................................................58
SECTION 3.22. Intellectual Property..........................................58


                                   ARTICLE IV

                              Conditions of Lending

SECTION 4.01. All Credit Events..............................................59
SECTION 4.02. [Intentionally Omitted.].......................................59


                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01. Existence; Businesses and Properties...........................60
SECTION 5.02. Insurance......................................................60
SECTION 5.03. Obligations and Taxes..........................................60
SECTION 5.04. Financial Statements, Reports, etc.............................61
SECTION 5.05. Litigation and Other Notices...................................63
SECTION 5.06. Employee Benefits..............................................63
SECTION 5.07. Maintaining Records; Access to Properties and Inspections......63
SECTION 5.08. Use of Proceeds................................................63
SECTION 5.09. Compliance with Environmental Laws.............................64
SECTION 5.10. Preparation of Environmental Reports...........................64
SECTION 5.11. Additional Subsidiaries........................................64
SECTION 5.12. Further Assurances.............................................65

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SECTION 5.13. Cash Management Arrangements...................................65
SECTION 5.14. Mortgages Not Required on the Effective Date...................65
SECTION 5.15. Mortgage Amendments............................................65


                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01. Indebtedness...................................................66
SECTION 6.02. Liens   67
SECTION 6.03. Sale and Lease-Back Transactions...............................68
SECTION 6.04. Investments, Loans and Advances................................68
SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions......69
SECTION 6.06. Dividends and Distributions; Restrictions on Ability of
                Subsidiaries to Pay Dividends................................71
SECTION 6.07. Transactions with Affiliates...................................72
SECTION 6.08. Other Indebtedness and Agreements..............................72
SECTION 6.09. Operating Leases...............................................74
SECTION 6.10. Capital Expenditures; Acquisitions.............................74
SECTION 6.11. Consolidated Total Debt Ratio..................................74
SECTION 6.12. Consolidated Senior Secured Debt Ratio.........................75
SECTION 6.13. Minimum Consolidated EBITDA....................................75
SECTION 6.14. Consolidated Fixed Charge Coverage Ratio.......................75
SECTION 6.15. Business of Parent, the Borrowers and the Subsidiaries.........76
SECTION 6.16. Fiscal Year....................................................77
SECTION 6.17. Hedging Agreements.............................................77


                                   ARTICLE VII

                                Events of Default


                                  ARTICLE VIII

      The Administrative Agent and the Collateral Agent; Syndication Agent


                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01. Notices 82
SECTION 9.02. Waivers; Amendments............................................83
SECTION 9.03. Expenses; Indemnity; Damage Waiver.............................84
SECTION 9.04. Successors and Assigns.........................................86

                                      iii

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SECTION 9.05. Survival.......................................................89
SECTION 9.06. Counterparts; Integration; Effectiveness.......................90
SECTION 9.07. Severability...................................................90
SECTION 9.08. Right of Setoff................................................90
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.....90
SECTION 9.10. WAIVER OF JURY TRIAL...........................................91
SECTION 9.11. Headings.......................................................91
SECTION 9.12. Confidentiality................................................92
SECTION 9.13. Interest Rate Limitation.......................................92
SECTION 9.14. Irrevocable Proxy..............................................93
SECTION 9.15. Obligations Joint and Several..................................95
SECTION 9.16. Intercreditor Agreement........................................95


                                    ARTICLE X

                                  Subordination

SECTION 10.01. Agreement To Subordinate......................................95
SECTION 10.02. Liquidation, Dissolution, Bankruptcy..........................95
SECTION 10.03. Default on Revolving Obligations..............................96
SECTION 10.04. When Distributions Must Be Paid Over..........................96
SECTION 10.05. Subrogation...................................................96
SECTION 10.06. Relative Rights...............................................97
SECTION 10.07. Subordination May Not Be Impaired by Borrowers................97
SECTION 10.08. Rights of Administrative Agent................................97
SECTION 10.09. Administrative Agent To Effectuate Subordination..............97
SECTION 10.10. Administrative Agent Not Fiduciary for Holders of Revolving
                Obligations..................................................97
SECTION 10.11. Reliance by Holders of Revolving Obligations on Subordination
                Provisions...................................................98









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                             Exhibits and Schedules

Exhibit A         Form of Administrative Questionnaire
Exhibit B         Form of Assignment and Assumption
Exhibit C-1       Form of Notice of Borrowing
Exhibit C-2       Form of Notice of Swingline Borrowing
Exhibit D         Form of Note
Exhibit E         Form of Compliance Certificate

Schedule 1.01(a)  Mortgaged Properties
Schedule 1.01(b)  Properties Held for Sale
Schedule 2.01     Commitments
Schedule 2.06(a)  Existing Letters of Credit
Schedule 3.07(c)  Condemnation Proceedings
Schedule 3.08     Subsidiaries
Schedule 3.09     Litigation
Schedule 3.17     Environmental Matters
Schedule 3.18     Insurance
Schedule 3.19(d)  Mortgage Filing Offices
Schedule 6.01     Indebtedness
Schedule 6.02     Liens
Schedule 6.04     Existing Investments
Schedule 6.06     Agreements Restricting Dividends


















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                        CREDIT AGREEMENT dated as of December 16, 2002, as
                amended and restated as of September 26, 2003 (as further amended, supplemented, waived or otherwise modified from time to time, this "Agreement"), among DENNY'S, INC., a California corporation, DENNY'S REALTY, INC., a Delaware corporation (each of the foregoing, individually, a "Borrower" and, jointly and severally, and collectively, the "Borrowers"), DENNY'S CORPORATION, a Delaware corporation ("Parent"), DENNY'S HOLDINGS, INC., a New York corporation ("Denny's Holdings"), DFO, INC., a Delaware corporation ("DFO"), the Lnders (as defined in Article I), JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent")for the Lenders, and WELLS FARGO FOOTHILL, INC. (f/k/a FOOTHILL CAPITAL CORPORATION), a California corporation ("Foothill"), as syndication agent (in such capacity, the "Syndication Agent") for the Lenders.


                The Borrowers desire to amend and restate the terms and provisions of the Credit Agreement dated as of December 16, 2002 (the "Original Credit Agreement"), among the Borrowers, Parent, Denny's Holdings, DFO, the Lenders, JPMCB, as Administrative Agent and Collateral Agent, and Foothill, as Syndication Agent. The Required Lenders are willing so to amend the Original Credit Agreement upon the terms and subject to the conditions set forth herein and in the Amendment and Restatement Agreement.

                Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

                SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

                "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

                "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

                "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of
(a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.




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                                                                              2



                "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A.

                "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

                "Aggregate Credit Exposure" shall mean the aggregate amount of the Revolving Lenders' Credit Exposures.

                "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                "Amended and Restated Guarantee and Collateral Agreement" shall mean the Amended and Restated Guarantee and Collateral Agreement among Parent, Denny's Holdings, the Borrowers, the Subsidiary Loan Parties and the Collateral Agent, in the form of Exhibit C to the Amendment and Restatement Agreement.

                "Amendment and Restatement Agreement" shall mean the Amendment and Restatement Agreement dated as of September 26, 2003, among the Borrowers, Parent, Denny's Holdings, DFO, the lenders party thereto and JPMCB, as administrative agent under the Original Credit Agreement.

                "Applicable Percentage" shall mean, with respect to any Lender, the percentage of the Total Revolving Commitment represented by such Lender's Revolving Commitment. In the event the Revolving Commitments shall have expired or been terminated, the Applicable Percentages shall be determined on the basis of the Revolving Commitments most recently in effect, giving effect to any assignments.

                "Applicable Rate" shall mean with respect to any Revolving Loan, (i) 4.00% per annum, in the case of an ABR Loan, or (ii) 5.00% per annum, in the case of a Eurodollar Loan.

                "Applicable UCC" shall have the meaning assigned to such term in Section 3.07(e).




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                                                                              3



                "Approved Fund" shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

                "Asset Sale" shall mean any sale, lease, transfer, assignment or other disposition (by merger or otherwise) of assets (including trademarks and other intangibles), business units, individual business assets or property of Parent, any Borrower or any Subsidiary, including the sale, transfer or disposition of any capital stock or real property, to any person other than Parent, any Borrower or any Subsidiary; provided, however, that neither of the following shall be deemed to be an Asset Sale: (a) the sale of inventory in the ordinary course of business or (b) the sale in the ordinary course of business of damaged, worn-out or obsolete assets that are no longer necessary for the proper conduct of the applicable Borrower's or Subsidiary's business in compliance with Section 6.05(b).

                "Assigned Claims" shall have the meaning assigned to such term in Section 9.14(b)(i).

                "Assigning Lender" shall have the meaning assigned to such term in Section 9.14(a).

                "Assignment and Assumption" shall mean an assignment and assumption entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

                "Availability Period" means the period from and including the Closing Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments.

                "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

                "Borrowing" shall mean (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans as to which a single Interest Period is in effect or (b) a Swingline Loan.

                "Borrowing Request" shall mean a request by one or more Borrowers in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C-1.

                "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.




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                                                                              4



                "Capex Financing" shall mean, with respect to any Consolidated Capital Expenditure, the incurrence by any Borrower or any Subsidiary of any Indebtedness secured (whether such security is limited to principal or otherwise) by a mortgage or other Lien, including any Lien under a Capital Lease Obligation, solely on the asset that is the subject of such Consolidated Capital Expenditure, to the extent that the Net Cash Proceeds of such Indebtedness do not exceed the amount of such Consolidated Capital Expenditure.

                "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                "Change in Control" shall mean (a) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date) shall own, directly or indirectly, beneficially or of record, shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent, (b) any person (other than Parent or any wholly owned Subsidiary) shall own, directly or indirectly, beneficially or of record any shares of capital stock of (i) any Borrower or (ii) any Subsidiary that owns, directly or indirectly, beneficially or of record, any shares of capital stock of any Borrower; (c) a majority of the seats (other than vacant seats) on the board of directors of Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Parent, nor (ii) appointed by directors so nominated; (d) any change in control (or similar event, however denominated) with respect to Parent or with respect to Denny's Holdings shall occur under and as defined in any indenture or agreement in respect of Indebtedness to which Parent is a party or under the New Senior Notes Documents; or (e) any person or group shall otherwise directly or indirectly Control Parent.

                "Change in Law" shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date.

                "Charges" shall have the meaning assigned to such term in
Section 9.13.

                "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Term Loan Commitment.

                "Closing Date" shall mean December 16, 2002.




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                                                                              5



                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                "Collateral" shall mean all the "Collateral" as defined in the Amended and Restated Guarantee and Collateral Agreement and shall also include the Mortgaged Properties.

                "Collateral Agent" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Collateral and Guarantee Requirement" shall mean the requirement that:

                (a) the Administrative Agent shall have received from each Loan Party either (i) a counterpart of the Amended and Restated Guarantee and Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any person that becomes a Loan Party after the Effective Date, a supplement to the Amended and Restated Guarantee and Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

                (b) all outstanding Equity Interests of each Borrower and each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Amended and Restated Guarantee and Collateral Agreement except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary that is not a Loan Party) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

                (c) all Indebtedness of Parent, Denny's Holdings, the Borrowers and each Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Amended and Restated Guarantee and Collateral Agreement and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

                (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Amended and Restated Guarantee and Collateral Agreement and perfect such Liens to the extent required by, and with the priority required by, the Amended and Restated Guarantee and Collateral Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

                (e) the Administrative Agent shall have received (i) on or prior to the Effective Date, counterparts of Mortgage Amendments with respect to substantially all the Mortgaged Properties that are owned by any person that was a Loan Party on the Closing Date (and, in any event, with respect to Mortgaged Properties representing at least 90% of the aggregate value of all such Mortgaged Properties) duly executed and completed, in recordable form and delivered by the record




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                                                                              6



        owner of such Mortgaged Property; (ii) not later than 10 days after the Effective Date, counterparts of Mortgage Amendments with respect to any Mortgaged Properties that are owned by any person that was a Loan Party on the Closing Date for which Mortgage Amendments were not delivered to the Administrative Agent on or prior to the Effective Date duly executed and completed, in recordable form and delivered by the record owner of such Mortgaged Property; (iii) counterparts of Mortgages with respect to any Mortgaged Properties that are owned by any person that becomes a Loan Party after the Closing Date or that are acquired by a Loan Party after the Closing Date; and (iv) on or prior to receipt of each such counterpart, written instructions from First American Title Insurance Company to the effect that such Mortgage Amendment is in proper form for filing in the jurisdictions in which such Mortgage Amendment is required to be recorded; and

                (f) the Lenders shall have received an appraisal (to the extent deemed necessary or appropriate by, and satisfactory in form and substance to, the Administrative Agent), from an appraiser satisfactory to such Agent, of each Mortgaged Property that is owned by any person that becomes a Loan Party after the Closing Date or that is acquired by a Loan Party after the Closing Date, and full appraisal reports with respect to such Mortgaged Properties specified by the Administrative Agent; and

                (g) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

                "Commitment" shall mean a Revolving Commitment or Term Loan Commitment or any combination thereof (as the context requires).

                "Concentration Account" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Confidential Information Memorandum" shall mean the Confidential Information Memorandum of the Borrowers dated October, 2002.

                "Consolidated Capital Expenditures" shall mean, for any period, without duplication, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by Parent, the Borrowers and the Subsidiaries during such period that, in conformity with GAAP, would be included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Parent, the Borrowers and the Subsidiaries for such period, including
(a) Capital Lease Obligations and (b) expenditures for equipment that is purchased simultaneously with the trade-in of existing equipment owned by any Borrower or any Subsidiary to the extent of the gross amount of the purchase price less the book value of the equipment being traded in at such time, but excluding (c) interest capitalized during construction and (d) expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or financed from insurance proceeds paid on account of the loss of or




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                                                                              7



the damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation or eminent domain of such assets being replaced, and net of cash amounts received by the Borrowers and the Subsidiaries from other persons during that period in reimbursement of Consolidated Capital Expenditures made by the Borrowers and the Subsidiaries.

                "Consolidated Cash Interest Expense" shall mean, for any period, Consolidated Interest Expense minus (a) interest not paid in cash (including amortization of (i) discount and deferred debt expenses and (ii) fees with respect to Interest Rate Protection Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP (including fees and expenses in connection with the Transactions), plus (b) the amortization of the non-cash write-up of indebtedness relating to the fresh-start accounting treatment (in accordance with GAAP) of Parent's consolidated financial statements resulting from the Chapter 11 bankruptcy cases of Parent, Flagstar Corporation and Flagstar Holdings, Inc. and Parent's emergence therefrom.

                "Consolidated EBITDA" shall mean with respect to Parent, the Borrowers and the Subsidiaries for any period, all as determined in accordance with GAAP on a consolidated basis after eliminating intercompany items, the net income (or net loss) for such period, plus (a) to the extent deducted in computing such net income (or net loss) the sum of (i) depreciation expense,
(ii) amortization expense, (iii) other noncash charges, (iv) net total Federal, state and local income tax expense, (v) Consolidated Interest Expense, (vi) extraordinary losses, (vii) any nonrecurring charge or restructuring charge that in accordance with GAAP is excluded from operating income, (viii) the cumulative effect of any change in accounting principles and (ix) any net loss attributable to an Asset Sale minus (b) extraordinary gains minus (c) the amount of cash expended in such period in respect of any amount that, under clause (vii) above, was taken into account in determining Consolidated EBITDA for such or any prior period minus (d) any net gain attributable to an Asset Sale, minus (e) any non-cash amortization credits to net income; provided, however, that after the occurrence of any acquisition of any person by Parent, any Borrower or any Subsidiary, Consolidated EBITDA for each period that includes the date of occurrence of such acquisition will, solely for purposes of determining compliance with Sections 6.11 and 6.12, be determined on a pro forma basis, based on the actual historical results of operations of such person, as if such acquisition had occurred on the first day of such period.

                "Consolidated Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of (a) the sum of (i) Consolidated EBITDA for such period and
(ii) Consolidated Lease Expense for such period to (b) the sum of (i) Consolidated Cash Interest Expense for such period and (ii) Consolidated Lease Expense for such period.

                "Consolidated Interest Expense" shall mean, for any period, all interest expense (including the interest component in respect of Capital Lease Obligations), net of interest income, accrued or paid by Parent, the Borrowers and the Subsidiaries during such period in respect of Indebtedness of Parent, the Borrowers and the Subsidiaries, including (a) any amortization of initial debt discount or any fees (including fees with respect to Interest Rate




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
                                                                              8



Protection Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP (including fees and expenses in connection with the Transactions), (b) any commitment fees, agent's and other regularly scheduled fees and charges in respect of such Indebtedness, (c) commissions and other fees and charges payable in connection with letters of credit, (d) the net payment, if any, payable in connection with all Interest Rate Protection Agreements and (e) interest capitalized during construction, all determined on a consolidated basis in accordance with GAAP after eliminating all intercompany items.

                "Consolidated Lease Expense" shall mean, for any period, all payment obligations of Parent, the Borrowers and the Subsidiaries during such period under Operating Leases, as determined on a consolidated basis for Parent, the Borrowers and the Subsidiaries in accordance with GAAP.

                "Consolidated Senior Secured Debt" shall mean, at any date and without duplication, Consolidated Total Debt at such date minus (a) the aggregate principal amount of Old Senior Notes outstanding on such date, (b) the aggregate principal amount of New Senior Notes outstanding on such date and (c) to the extent included in computing such Consolidated Total Debt, the aggregate amount of other unsecured Indebtedness of Parent at such date on a consolidated basis in accordance with GAAP.

                "Consolidated Senior Secured Debt Ratio" shall mean, for any period, the ratio of (a) Consolidated Senior Secured Debt on the last day of such period to (b) Consolidated EBITDA for such period.

                "Consolidated Total Debt" shall mean, at any date and without duplication, the aggregate amount of all Indebtedness (including obligations of the type described in clause (f) of the definition of the term "Indebtedness") of Parent, the Borrowers and the Subsidiaries at such date on a consolidated basis in accordance with GAAP (other than Indebtedness of the type described in clause (g) of the definition of the term "Indebtedness" or Indebtedness of the type referred to in clause (h) or (i) or the final sentence of such definition to the extent that the Indebtedness of the other person referred to in such clause (h) or (i) or such final sentence is Indebtedness of the type referred to in clause (a) or (b) above).

                "Consolidated Total Debt Ratio" shall mean, for any period, the ratio of (a) Consolidated Total Debt on the last day of such period to (b) Consolidated EBITDA for such period.

                "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

                "Credit Event" shall have the meaning assigned to such term in
Section 4.01.




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
                                                                              9



                "Credit Exposure" shall mean, with respect to any Revolving Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Revolving Lender, plus the aggregate amount at such time of such Revolving Lender's LC Exposure plus the aggregate amount at such time of such Revolving Lender's Swingline Exposure.

                "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

                "Denny's" shall mean Denny's, Inc., a California corporation and an indirect, wholly owned subsidiary of Parent.

                "Denny's Holdings" shall have the meaning assigned to such term in the preamble to this Agreement.

                "Denny's Realty" shall mean Denny's Realty, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Denny's.

                 "DFO" shall have the meaning assigned to such term in the preamble to this Agreement.

                "dollars" or "$" shall mean lawful money of the United States of America.

                "Domestic Subsidiaries" shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

                "Effective Date" shall have the meaning set forth in the Amendment and Restatement Agreement.

                "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

                "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any other person not a party to this Agreement for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases),
(b) exposure to any Hazardous Material, (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.




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
                                                                             10



                "Environmental Law" shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material.

                "Environmental Permit" shall mean any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

                "Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a person.

                "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

                "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with Parent or any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                "ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than events the reporting of which has been waived by the PBGC); (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of Parent or any Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by any Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which Parent, any Borrower or any of their respective subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which Parent, any Borrower or any such Subsidiary could otherwise be liable; and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of Parent or any Borrower.

                "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.




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
                                                                             11



                "Eurodollar Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

                "Event of Default" shall have the meaning assigned to such term in Article VII.

                "Excess Amount" shall have the meaning assigned to such term in Section 9.14(a).

                "Excess Cash Flow" shall mean, for any fiscal year, the sum (without duplication) of:

                (a) the consolidated net income (or loss) of the Borrowers and their consolidated subsidiaries for such fiscal year, adjusted to exclude any gains or losses attributable to Reduction Events; plus

                (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such fiscal year; plus

                (c) the amount, if any, by which Net Working Capital decreased during such fiscal year minus

                (d) the sum of (i) any noncash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year minus

                (e) Consolidated Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness); minus

                (f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by Denny's and its consolidated subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Loans and Letters of Credit and (ii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness.

                "Excluded Properties" shall mean Properties Held for Sale; provided, however, that after the first anniversary of the Closing Date, Properties Held for Sale that have not been sold or that are not then subject to a bona fide contract of sale shall not be Excluded Properties.

                "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or




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
                                                                             12



any similar tax imposed by any other jurisdiction in which a Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.17(a).

                "Existing Letter of Credit" shall mean each letter of credit previously issued for the account of, or guaranteed by, any Borrower or a Subsidiary that (a) is outstanding on the Closing Date and (b) is listed on
Schedule 2.06(a).

                "Facility Claims" shall have the meaning assigned to such term in Section 9.14(a).

                "Fair Market Value" shall mean, with respect to any asset, the value of the consideration obtainable in a sale of such asset in the open market at a specific date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, which value shall, for any asset with a Fair Market Value in excess of $5,000,000, be either (a) the value of such asset as determined in good faith by the Board of Directors of Parent or (b) if such asset shall have been the subject of an appraisal done reasonably contemporaneously by any independent third-party appraiser engaged by any Lender or Loan Party and the basic assumptions underlying such appraisal are reasonable, the value of such asset as stated in such appraisal.

                "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer, Treasurer, Assistant Treasurer, or Controller of such corporation.

                "First-Tier Subsidiaries" shall mean each of Denny's Holdings and each other Subsidiary Loan Party that is not a subsidiary of another subsidiary of Parent.

                "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are located. For purposes of this definition, the United States of America, each State




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
                                                                             13



thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

                "GAAP" shall mean generally accepted accounting principles in the United States of America applied on a consistent basis.

                "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                "Guarantee" of or by any person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

                "Hazardous Materials" shall mean all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants or contaminants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs"), PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                "Hedging Agreement" shall mean any currency swap agreement, currency future or option contract or other similar agreement or arrangement designed to protect any Loan Party against fluctuations in foreign interest rates and any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate future or option contract, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                "Indebtedness" of any person shall mean, without duplication,
(a) all indebtedness of such person for borrowed money; (b) all indebtedness of




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
                                                                             14



such person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business); (c) all obligations of such person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business); (d) all indebtedness of such person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Capital Lease Obligations of such person; (f) all reimbursement, payment or similar obligations of such person, contingent or otherwise, under acceptance, letter of credit or similar facilities; (g) all obligations of such person in respect of (i) currency swap agreements, currency future or option contracts and other similar agreements designed to hedge against fluctuations in foreign interest rates and (ii) interest rate swap, cap or collar agreements, interest rate future or option contracts and other similar agreements designed to hedge against fluctuations in interest rates; (h) all Guarantees by such person of Indebtedness of others; (i) all Indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Indebtedness; (j) all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit and letters of guaranty; (k) all obligations, contingent or otherwise, of such person in respect of bankers' acceptances; and
(l) the noncash write-up of indebtedness relating to the fresh-start accounting treatment (in accordance with GAAP) of Parent's consolidated financial statements resulting from the Chapter 11 bankruptcy cases of Parent, Flagstar Corporation and Flagstar Holdings, Inc. and Parent's emergence therefrom. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

                "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

                "Indemnitee" shall have the meaning assigned to such term in
Section 9.03(b).

                "Information" shall mean all information received from the Borrowers relating to the Borrowers or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the Closing Date, such information is clearly identified as confidential at the time of delivery.

                "Initial Lenders" shall mean JPMCB, Farallon Capital Management, LLC, on behalf of its affiliated managed funds, Foothill and The Foothill Group, Inc.

                "Intercreditor Agreement" means the Intercreditor Agreement dated the Effective Date among the Borrowers and JPMorgan Chase Bank, as Collateral Agent, in the form of Exhibit D to the Amendment and Restatement Agreement.




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
                                                                             15



                "Interest Election Request" shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08.

                "Interest Payment Date" shall mean (a) with respect to any ABR Loan or Term Loan, the last day of each March, June, September and December and
(b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                "Interest Period" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                "Issuing Bank" shall mean JPMCB, any Affiliate of JPMCB or one or more other issuing banks satisfactory to the Administrative Agent.

                "JPMCB" shall have the meaning assigned to such term in the preamble to this Agreement.

                 "LC Commitment" shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.06.

                "LC Disbursement" shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

                "LC Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(b) the aggregate principal amount of all LC Disbursements that have not yet been reimbursed at such time. The LC Exposure of any Revolving Lender at any time shall mean its Applicable Percentage of the aggregate LC Exposure at such time.

                "Lenders" shall mean (a) the financial institutions listed on
Schedule 2.01 and (b) any financial institution that has become a party hereto




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
                                                                             16



pursuant to an Assignment and Acceptance (in each case, other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance).

                "Letter of Credit" shall mean any letter of credit (including each Existing Letter of Credit) issued pursuant to Section 2.06.

                "LIBO Rate" shall mean, with respect to any Eurodollar
Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                "Loan Documents" shall mean this Agreement, the Letters of Credit, the Amended and Restated Guarantee and Collateral Agreement, the Amendment and Restatement Agreement, the Intercreditor Agreement and the other Security Documents.

                "Loan Parties" shall mean the Borrowers, Parent, Denny's Holdings and the Subsidiary Loan Parties.

                "Loans" shall mean the Revolving Loans, the Term Loans and the Swingline Loans.

                "Lockbox Agreement" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Long-Term Indebtedness" shall mean any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.




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
                                                                             17



                "Majority Lenders" shall mean, at any time, Lenders having Loans, LC Exposure and unused Commitments representing more than 50% of the sum of all Loans outstanding, LC Exposure and unused Commitments at such time.

                "Margin Stock" shall have the meaning assigned to such term in Regulation U.

                "Material Adverse Effect" shall mean (a) a materially adverse effect on or change in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including potential environmental and employee health and safety liabilities and other contingent liabilities), prospects or material agreements of Parent, the Borrowers and the Subsidiaries, taken as a whole, (b) material impairment of the ability of any Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Lenders under any Loan Document.

                "Maturity Date" shall mean December 20, 2004.

                "Maximum Rate" shall have the meaning assigned to such term in
Section 9.13.

                "Mortgage" shall mean a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

                "Mortgage Amendment" shall mean an amendment to a Mortgage in effect on the Effective Date that provides that the Term Loans shall constitute obligations secured by such Mortgage.

                "Mortgaged Property" shall mean, initially, each parcel of real property and the improvements thereto owned by a Loan Party, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11 or 5.12, but excludes the Excluded Properties.

                "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                "Net Cash Proceeds" shall mean, with respect to any event, the aggregate amount of cash received from time to time by or on behalf of such person in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions paid by Parent, the Borrowers and the Subsidiaries to third parties (other than Affiliates) in connection therewith, (b) the amount of taxes and other governmental fees and charges, if any, payable in connection with or as a result of such transaction,
(c) the amount of any Indebtedness secured by a Lien on the asset that is the subject of an Asset Sale or other disposition (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding)




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
                                                                             18



that, by the terms of such transaction, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, properly attributable to such transaction or to the asset that is the subject of such Asset Sale or other disposition and are actually paid by such person to a person that is not an Affiliate and (d) in the case of Asset Sales only, an amount of such proceeds equal to the amount of liabilities associated with such asset (including accrued tax liabilities) incurred or retained by the person disposing of such asset as part of such transaction to the extent, and for the period, such liabilities are reserved against in accordance with GAAP or actually paid by such person to a person that is not an Affiliate, provided that such proceeds shall be deemed received by such person as and when such reserves are no longer maintained and such liabilities are not actually so paid by such person.

                "Net Working Capital" shall mean at any date, (a) the consolidated current assets of the Borrowers and their consolidated subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrowers and their consolidated subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                "New Senior Notes" shall mean the 12 3/4% Senior Notes Due 2007 of Parent and Denny's Holdings, as joint obligors.

                "New Senior Notes Documents" shall mean the New Senior Notes, the New Senior Notes Indenture and all material agreements, documents and instruments related thereto, in each case as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                "New Senior Notes Indenture" shall mean the Indenture dated as of April 15, 2002, among Parent, Denny's Holdings and U.S. Bank National Association, with respect to the New Senior Notes, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                "Non-Assigning Lender" shall have the meaning assigned to such term in Section 9.14(b)(i).

                "Obligations" shall mean all obligations defined as "Obligations" in the Amended and Restated Guarantee and Collateral Agreement.

                "Old Senior Notes" shall mean Parent's 11-1/4% Senior Notes due 2008.

                "Old Senior Notes Documents" shall mean the Old Senior Notes, the Old Senior Notes Indenture and all material agreements, documents and instruments related thereto, in each case as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.




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
                                                                             19



                "Old Senior Notes Indenture" shall mean the Indenture dated as of January 7, 1998, between Parent and U.S. Bank Trust, National Association, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                "Operating Leases" shall mean, as applied to any person, any lease (including leases that may be terminated by the lessee at any time) by such person of any property (whether real, personal or mixed) that is not required to be classified and accounted for as a capital lease on such person's balance sheet in accordance with GAAP, other than any such lease under which such person is the lessor.

                "Original Credit Agreement" shall have the meaning assigned to such term in the preamble to this Agreement.

                 "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                "Participant" shall have the meaning assigned to such term in
Section 9.04(c)(i).

                "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                "Perfection Certificate" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Permitted Amendments" means (a) any amendment or supplement to the Old Senior Notes Documents or the New Senior Notes Documents that does not require a waiver or consent of the holders of the Indebtedness evidenced thereby, other than an amendment or supplement that (i) adds, directly or indirectly, any new provision commonly characterized as an affirmative, negative or financial covenant or any new event of default, collateral requirements or repayment requirement (including any put requirement) that relates to any date prior to 91 days after the Maturity Date, (ii) modifies in any manner adverse to the issuer or guarantors thereof any existing provision commonly characterized as an affirmative, negative or financial covenant or any existing event of default, collateral requirement or repayment requirement (including any shortening of any amortization requirement) that relates to any date prior to 91 days after the Maturity Date or (iii) increases the interest rate thereon or modifies in any manner adverse to the issuer or guarantors thereof the time or manner of payment of such interest (including any option or right to pay such interest in kind) or (b) any amendment or supplement (i) to the Old Senior Notes Documents or the New Senior Notes Documents that is prohibited under clause (a) above (other than any amendment or supplement prohibited by subclauses (i), (ii) or (iii) of clause (a) above) or (ii) to any other indenture, instrument or agreement pursuant to which any Indebtedness or preferred stock is outstanding that, in each case, is not materially adverse to the interests of the Lenders.




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
                                                                             20



                "Permitted Investments" shall mean:

                (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof), in each case maturing within one year from the date of acquisition thereof;

                (b) without limiting the provisions of paragraph (d) below, investments in commercial paper maturing within 180 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least "A-1" or the equivalent thereof from Standard & Poor's Ratings Service or of at least "P-1" or the equivalent thereof from Moody's Investors Service, Inc. or investments in other corporate debt securities maturing within one year from the date of the acquisition thereof and having, at such date of acquisition, a rating of at least "A" or the equivalent thereof from Standard & Poor's Rating Service or of at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;

                (c) investments in certificates of deposit, bankers' acceptances and time deposits (including Eurodollar time deposits) maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with (i) any domestic office of the Administrative Agent or the bank with whom the Borrowers and the Subsidiaries maintain their cash management system, provided, that if such bank is not a Lender hereunder, such bank shall have entered into an agreement with the Administrative Agent pursuant to which such bank shall have waived all rights of setoff and confirmed that such bank does not have, nor shall it claim, a security interest therein or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and is the principal banking subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Service or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;

                (d) investments in commercial paper maturing within 180 days from the date of acquisition thereof and issued by (i) the holding company of the Administrative Agent or (ii) the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has (A) a combined capital and surplus in excess of $250,000,000 and (B) commercial paper rated at least "A-1" or the equivalent thereof from Standard & Poor's Ratings Service or of at least "P-1" or the equivalent thereof from Moody's Investors Service, Inc.;

                (e) investments in repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any office of a bank or trust company meeting the qualifications specified in clause (c) above; and




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
                                                                             21



                (f) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (e) above.

                "Permitted Liens" shall mean (a) Liens imposed by law (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (b) statutory and other Liens of landlords, Liens of tenants arising from occupancy rights and statutory Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than Environmental Liens and any Lien imposed under ERISA) imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (c) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (d) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of any Borrower, Parent, Denny's Holdings or any Subsidiary Loan Party, as the case may be, and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to any Borrower, Parent, Denny's Holdings or any Subsidiary Loan Party, as the case may be (any such items described in this clause (d), "Permitted Real Estate Liens"); (e) purchase money Liens upon or in any property acquired or held in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness permitted by Section 6.01(c), provided that any such Liens shall be placed on such property (and the Indebtedness secured by such Liens shall be created) within 180 days following the acquisition of such property, such Liens do not apply to any other property or assets of Parent, any Borrower or any Subsidiary and the Indebtedness secured by such Liens does not exceed 100% of the lesser of the cost or Fair Market Value of such property at the time of acquisition; and (f) extensions, renewals or replacements of any Lien referred to in paragraphs (a) through (e) above, provided that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby.

                Permitted Real Estate Liens" shall have the meaning assigned to such term in clause (d) of the definition of "Permitted Liens".

                "Permitted Senior Notes Exchanges" shall mean (a) the delivery (in one or a series of exchanges) by Parent of notes evidencing obligations of Parent and/or Denny's Holdings to holders of Old Senior Notes in exchange for




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
                                                                             22



Old Senior Notes held by such holders; provided that (i) the aggregate amount of interest that will accrue in any period in respect of such notes and Old Senior Notes that will be outstanding immediately after giving effect to the Permitted Senior Notes Exchange shall be less than the aggregate amount of interest that would have accrued in such period in respect of the Old Senior Notes that were outstanding immediately prior to giving effect to the Permitted Senior Notes Exchange (in each case, such interest being the interest that will accrue or would have accrued, as the case may be, pursuant to the terms of the applicable notes), (ii) the aggregate principal amount of Indebtedness evidenced by such notes and the Old Senior Notes immediately after giving effect to the Permitted Senior Notes Exchange shall be less than the aggregate principal amount of Indebtedness evidenced by the Old Senior Notes immediately prior to giving effect to the Permitted Senior Notes Exchange, (iii) before and after giving effect to the Permitted Senior Notes Exchange, no Default or Event of Default shall have occurred and be continuing, (iv) all transactions related to the Permitted Senior Notes Exchange shall be reasonably satisfactory to the Administrative Agent (provided that, in the case of any proposed transaction related to a Permitted Senior Notes Exchange the terms of which are substantially identical to, and differ only in terms that could not be more adverse to the Lenders than, the terms of a previous transaction reasonably satisfactory to the Administrative Agent, Parent shall deliver a certificate to the Administrative Agent certifying (i) that the terms of such proposed transaction are substantially identical to the terms of such previous transaction, (ii) that the terms of such proposed transaction differ only in terms that could not be more adverse to the Lenders than the terms of such previous transaction and (iii) the date of such previous transaction; and then such proposed transaction shall be deemed reasonably satisfactory to the Administrative Agent), (v) upon the date of consummation of the Permitted Senior Notes Exchange, the Administrative Agent shall have received a certificate of a Financial Officer of Parent dated such date and certifying that consummation of the Permitted Senior Notes Exchange will not result in a default under, a breach of or a termination pursuant to the terms of, any material agreement of Parent or any of the Subsidiaries and (vi) upon the date of consummation of the Permitted Senior Notes Exchange, the Administrative Agent, on behalf of itself, the Lenders and the Issuing Bank, shall have received a favorable written opinion of counsel for Parent and the Borrowers, dated as of such date and subject only to customary exceptions and qualifications, (x) that consummation of the Permitted Senior Notes Exchange will not violate any applicable law, statute, consent decree, rule or regulation or result in a default under, a breach of or a termination pursuant to the terms of, any material agreement of Parent or any of the Subsidiaries and (y) covering such other matters relating to the Permitted Senior Notes Exchange as the Administrative Agent may reasonably request and (b) subsequent to any exchange contemplated by clause (a) above, any surrender of the notes referred to in clause (a) above in exchange for an equal principal amount of senior unsecured notes issued by Parent and Denny's Holdings, pursuant to a registration statement under the Securities Act of 1933, and having terms substantially identical to the terms of the notes issued under clause (a) above.

                "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.




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
                                                                             23



                "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                "Properties Held for Sale" shall mean the 12 parcels of real property and the improvements thereto owned by a Loan Party that contain restaurants that are not operating or are held for sale, which properties are set forth on Schedule 1.01(b).

                "Reduction Event" shall mean:

                (a) any Asset Sale;

                (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Parent, any Borrower or any Subsidiary, in each case under this clause (b) the Net Cash Proceeds of which exceed $3,000,000; or

                (c) the issuance by Parent, any Borrower or any Subsidiary of any Equity Interests, or the receipt by Parent, any Borrower or any Subsidiary of any capital contribution, other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution ffom, Parent, any Borrower or a Subsidiary and (ii) any such issuance from time to time by Parent of Equity Interests in Parent pursuant to any stock option, equity incentive or similar benefit plan established for employees of Subsidiaries; or

                (d) the incurrence by Parent, any Borrower or any Subsidiary of any Indebtedness, other than Indebtedness for money borrowed permitted pursuant to Section 6.01.

                "Register" shall have the meaning given such term in Section 9.04(b).

                "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                "Reinvestment Assets" shall mean any assets to be employed in the business of any Borrower or Subsidiary Loan Party as conducted on the Closing Date.




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
                                                                             24



                "Related Parties" shall mean, with respect to any person, such person's Affiliates and the respective directors, officers, employees, agents and advisors of such person or such person's Affiliates.

                "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

                "Remedial Action" shall mean (a) "remedial action" as such term is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority to: (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment; or (iii) perform studies and investigations in connection with, or as a precondition to, (i) or (ii) above.

                "Required Lenders" shall mean, at any time, Lenders having Loans, LC Exposure and unused Commitments representing more than 57% of the sum of all Loans outstanding, LC Exposure and unused Commitments at such time.

                "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

                "Restricted Indebtedness" shall mean Indebtedness of Parent, the Borrowers or any other Subsidiary the payment, prepayment, redemption, repurchase or defeasance of which is restricted under Section 6.08.

                "Revolving Borrowing" shall mean a Borrowing comprised of Revolving Loans.

                "Revolving Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder and participate in Letters of Credit and (if required under Section 2.04(c)) Swingline Loans, all as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section
2.09 or pursuant to Section 2.19 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the Lenders' Revolving Commitments on the Effective Date is $125,000,000.

                 "Revolving Lender" shall mean a Lender with a Revolving Commitment or, if the Revolving Commitments have been terminated or have expired, a Lender with a Credit Exposure.




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
                                                                             25



                "Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrowers pursuant to clause (b) of Section 2.01. Each Revolving Loan shall be a Eurodollar Loan or an ABR Loan.

                 "Revolving Obligations" means all Obligations other than Term Loan Obligations.

                "Revolving Secured Parties" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Secured Parties" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Security Documents" shall mean the Mortgages, the Mortgage Amendments, the Amended and Restated Guarantee and Collateral Agreement, the Intercreditor Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.12.

                "Specified Debt" shall have the meaning assigned to such term in Section 9.14(a).

                "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject with respect to the Adjusted LIBO Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                "Subsidiary" shall mean any subsidiary of Parent.

                "Subsidiary Loan Party" shall mean each Subsidiary other than a Foreign Subsidiary and other than Advantica Systems, Inc., IM Purchasing, Inc., Flagstar Holdings, Inc. and La Mirada Enterprises No. 1, Inc.




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
                                                                             26



                "Swingline Exposure" shall mean, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of all Swingline Loans outstanding at such time.

                "Swingline Lender" shall mean either JPMCB or Foothill, each in its capacity as lender of Swingline Loans hereunder, and "Swingline Lenders" shall mean JPMCB and Foothill, in their capacities as lenders of Swingline Loans.

                "Swingline Loan" means a Loan made pursuant to Section 2.04.

                "Syndication Agent" shall have the meaning assigned to such term in the preamble to this Agreement.

                "Synthetic Purchase Agreement" shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Parent, any Borrower or any other Subsidiary is or may become obligated to make (a) any payment not expressly permitted hereunder (i) in connection with a purchase by any person other than Parent, a Borrower and the other Subsidiaries of any Equity Interests of Parent, a Borrower or any other Subsidiary or (ii) in respect of any Indebtedness or (b) any payment not expressly permitted hereunder the amount of which is determined by reference to (i) the price or value at any time of any Equity Interests of Parent, a Borrower or any other Subsidiary or
(ii) Indebtedness; provided that any phantom stock or similar plan providing for payments only to current or former directors, officers or employees of Holdings, the Borrower and the other Subsidiaries (or to their heirs or estates) shall be deemed not to be a Synthetic Purchase Agreement.

                "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                "Term Borrowing" shall mean a Borrowing comprised of Term
Loans.

                "Term Lender" shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

                "Term Loan Commitment" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Term Loans hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, all as set forth on
Schedule 2.01, as the same may be (a) reduced from time to time pursuant to
Section 2.09 or pursuant to Section 2.19 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial aggregate amount of the Lenders' Term Loan Commitments is $40,000,000.

                 "Term Loan Obligations" means (a)(i) the principal of, premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term




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
                                                                             27



Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrowers to any of the Term Loan Secured Parties (in their capacity as Term Loan Secured Parties) under this Agreement and each of the other Loan Documents, including obligations to pay fees, expenses and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) all other obligations of the Borrowers owed to any Term Loan Secured Party (in its capacity as a Term Loan Secured Party) under or pursuant to this Agreement and each of the other Loan Documents and (c) all the obligations of each other Loan Party owed to any Term Loan Secured Party (in its capacity as a Term Loan Secured Party) under or pursuant to this Agreement and each of the other Loan Documents.

                "Term Loan Secured Parties" shall have the meaning assigned to such term in the Amended and Restated Guarantee and Collateral Agreement.

                "Term Loans" shall mean the term loans made by the Term Lenders to the Borrowers pursuant to clause (a) of Section 2.01.

                "Third-Party Assignment" shall have the meaning assigned to such term in Section 9.14(b)(ii).

                "Third-Party Assignment Amount" shall have the meaning assigned to such term in Section 9.14(b)(ii).

                "Third-Party Assignment Notice" shall have the meaning assigned to such term in Section 9.14(b)(ii).

                "Total Revolving Commitment" shall mean, at any time, the aggregate amount of the Revolving Commitments, as in effect at such time and which on the Closing Date is $125,000,000.

                "Transactions" shall have the meaning assigned to such term in
Section 3.02.

                "Trigger Date" shall have the meaning assigned to such term in
Section 9.14(b)(i).

                "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall consist of the Adjusted LIBO Rate and the Alternate Base Rate.

                "wholly owned subsidiary" of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of




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
                                                                             28



the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person.

                "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                   SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a"Eurodollar Revolving Borrowing").

                   SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
        (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein","hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Each term used in Section 3.07(e) or 5.12(c) that is defined in the Applicable UCC shall have the meaning assigned to such term in the Applicable UCC.

                   SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall




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        be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                   ARTICLE II

                                   The Credits

                   SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, (a) each Term Lender agrees to make a Term Loan to any Borrower on the Effective Date in an aggregate principal amount not exceeding such Lender's Term Loan Commitment, (b) each Revolving Lender agrees to make Revolving Loans to any Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Credit Exposure exceeding such Lender's Revolving Commitment or (ii) the Aggregate Credit Exposure exceeding the Total Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans; provided that if Revolving Loans in an aggregate principal amount in excess of $25,000,000 shall have been repaid on the Effective Date using the proceeds of Term Loans, then Revolving Loans in an aggregate principal amount equal to such excess may be reborrowed solely to (i) repurchase Old Senior Notes and New Senior Notes or (ii) prepay Term Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

                   SECTION 2.02. Loans. (a) Each Loan (other than a Swingline
        Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                (b) Subject to Section 2.14, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

                (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing or Term Borrowing is made, such Borrowings shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or




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required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.06(e). Borrowings of more than one Type may be outstanding at the same time; provided, that there shall not at any time be more than a total of five Eurodollar Borrowings outstanding. Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000.

                (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

                   SECTION 2.03. Requests for Borrowings. To request a Borrowing (other than of a Swingline Loan), the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing or Term Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                (i) the identity of the Borrower in respect of such Borrowing;

                (ii) in the case of Loans made on the Effective Date, whether such Borrowing is to be a Revolving Borrowing or Term Borrowing;

                (iii) the aggregate amount of the requested Borrowing;

                (iv) the date of such Borrowing, which shall be a Business Day;

                (v) in the case of Revolving Loans, whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                (vi) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                (vii) to the extent applicable, the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.




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If no election as to the Type of Revolving Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section (and in any event not later than 5:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing other than an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e)), the Administrative Agent shall notify in writing each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                   SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000, (ii) the Aggregate Credit Exposure exceeding the Total Revolving Commitment or (iii) the aggregate principal amount of outstanding Swingline Loans made by such Swingline Lender as to which the Revolving Lenders have not acquired participations pursuant to Section 2.04(c) exceeding such Swingline Lender's unused Revolving Commitment; provided that a Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.

                (b) To request a Swingline Loan, the applicable Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the identity of the Borrower, the requested date (which shall be a Business
Day), the amount of the requested Swingline Loan, the Swingline Lender to be used and, to the extent applicable, the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. The Administrative Agent will promptly (and in any event not later than 1:30 p.m., New York City time, on the date of a proposed Swingline Loan) notify in writing such Swingline Lender that any such notice has been received from such Borrower and shall advise whether any of the limits set forth in Section 2.04(a) would be exceeded as a result of such requested Swingline Loan. If such Swingline Lender has received notice of such request in accordance with this Section 2.04(b) and the conditions to such Swingline Lender's agreement to make Swingline Loans have been satisfied, such Swingline Lender shall make the Swingline Loan available to such Borrower (i) if such Swingline Lender is the Administrative Agent, by means of a credit to the account of such Borrower specified in the second sentence of Section 2.07(a) with such Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan and (ii) if such Swingline Lender is not the Administrative Agent, by wire transfer of immediately available funds to the account specified in the second sentence of Section 2.07(a) of such Borrower




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with the Administrative Agent (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) on the requested date of such Swingline Loan.

                (c) A Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans made by such Swingline Lender outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the applicable Swingline Lender, such Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to such Swingline Lender the amounts so received by it from the Revolving Lenders. The Ddministrative Agent shall notify the Borrowers of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to such Swingline Lender. Any amounts received by a Swingline Lender from a Borrower (or other party on behalf of a Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lenders, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

                   SECTION 2.05. [Intentionally Omitted.]

                   SECTION 2.06. Letters of Credit. (a) General. Upon the satisfaction (or waiver in accordance with Section 9.02) of the conditions specified in Section 4.01 on the Closing Date, each Existing Letter of Credit will automatically, without any action on the part of any person, be deemed to be a Letter of Credit issued hereunder for the account of the applicable Borrower for all purposes of this Agreement and the other Loan Documents. Subject to the terms and conditions set forth herein, a Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the




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                                                                             33



        Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by such Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, such Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $60,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Total Revolving Commitment.

               (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

                (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit (including each Existing Letter of Credit) equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Revolving Lender acknowl`dges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or




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                                                                             34



extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrowers shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrowers prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrowers receive such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if such LC Disbursement is not less than $500,000, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Revolving Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.

                (f) Obligations Absolute. The obligation of the Borrowers to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply




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with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by such Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the t erms of such Letter of Credit.

                (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrowers by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligations to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the




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                                                                             36



Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.

                (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to 105% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to a Borrower described in clause (g) or (h) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), shall be applied to satisfy other Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default,




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such amount (to the extent not applied as aforesaid) shall be returned to the
Borrowers within three Business Days after all Events of Default have been cured or waived.

                   SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to (i) prior to the date on which the Lockbox Agreement is entered into, an account of such Borrower maintained with the Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request and (ii) thereafter, the Concentration Account; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in its sole discretion, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or
(ii) in the case of such Borrower, the interest rate applicable to ABR Revolving Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                   SECTION 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Borrowings of Term Loans or Swingline Loans, neither which may be converted or continued.




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                                                                             38



                (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower was requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the applicable Borrower.

                (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

                (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.




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
                                                                             39



                   SECTION 2.09. Termination and Reduction of Commitments. (a
        (i) The Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (ii) the Revolving Commitments and the LC Commitment shall automatically terminate on the Maturity Date.

                (b) In the event and on such occasion that any Net Cash Proceeds are received by or on behalf of Parent, any Borrower or any Subsidiary in respect of any Reduction Event, the Revolving Commitments shall be reduced on the third Business Day following the occurrence of such Reduction Event by an amount equal to 100% of the Net Cash Proceeds received with respect to such Reduction Event and, to the extent the amount of Net Cash Proceeds exceeds the Revolving Commitments, the Term Loans shall be prepaid on the third Business Day following the occurrence of such Reduction Event by an amount equal to such excess, provided that any Net Cash Proceeds from an Asset Sale that is a Reduction Event shall not be applied to reduce the Revolving Commitments or prepay Term Loans in accordance with this Section 2.09(b) until the aggregate amount of Net Cash Proceeds not yet applied in accordance with this Section 2.09(b) exceeds $1,000,000, at which time all such Net Cash Proceeds shall be so applied. Notwithstanding the foregoing, in the case of any event described in clause (a) of the definition of the term "Reduction Event" that, when combined with all other such events, results in aggregate Net Cash Proceeds of not more than $20,000,000, if the Borrower applies the Net Cash Proceeds from such event (or a portion thereof) within 270 days after receipt of such Net Cash Proceeds to acquire Reinvestment Assets, then no reduction of the Revolving Commitments or prepayment of Term Loans shall be required pursuant to this Section 2.09(b in respect of such amount except to the extent of any such Net Cash Proceeds therefrom that have not been so applied by the end of such 270-day period, at which time a reduction of the Revolving Commitments and, if applicable, prepayment of Term Loans shall be required in an amount equal to such Net Cash Proceeds that have not been so applied. Parent shall deliver to the Administrative Agent a certificate of a Financial Officer promptly (and in any event within two Business Days) following receipt of any Net Cash Proceeds of an Asset Sale that is a Reduction Event for which a reduction of the Revolving Commitments and, if applicable, prepayment of Term Loans is required pursuant to this Section 2.09(b) setting forth a reasonably detailed calculation of the amount of such Net Cash Proceeds.

                (c) Following the end of each fiscal year of the Borrowers commencing with the fiscal year ending December 24, 2003, the Revolving Commitments shall be reduced in an aggregate amount equal to (i) until such time as the Total Revolving Commitment is less than or equal to $100,000,000, 100% of Excess Cash Flow for such fiscal year and (ii) thereafter, 75% of Excess Cash Flow for such fiscal year and, to the extent the amount of Excess Cash Flow exceeds the Revolving Commitments, the Term Loans shall be prepaid by an amount equal to such excess for such fiscal year. Reductions in the Revolving Commitments pursuant to this paragraph shall become effective on the date on which financial statements are delivered pursuant to Section 5.04 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event no later than 90 days after the end of such fiscal year).




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                                                                             40



                (d) Subject to adjustment pursuant to paragraph (e), the Revolving Commitments shall be reduced on each date set forth below by the aggregate amount set forth opposite such date:

                   Date                         Amount
                   ----                         ------

                   September 30, 2003           $2,000,000
                   December 31, 2003            $2,000,000
                   March 31, 2004               $3,000,000
                   June 30, 2004                $3,000,000
                   September 30, 2004           $5,000,000


                (e) Any reduction of the Revolving Commitments pursuant to
Section 2.09(b) or 2.09(c) shall reduce scheduled reductions of Revolving Commitments to be made pursuant to paragraph (d) ratably.

                (f) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Commitments; provided, however, that (i) each partial reduction of the Revolving Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 and (ii) the Total Revolving Commitment shall not be reduced to an amount that is less than the Aggregate Credit Exposure at the time.

                (g) Each reduction in the Revolving Commitments hereunder shall be made ratably among the Lenders in accordance with their respective Commitments.

                   SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) The Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Maturity Date, (ii) to the Administrative Agent for the account of each Term Lender the then unpaid principal amount of each Term Loan of such Lender on the Maturity Date and (iii) to each Swingline Lender the then unpaid principal amount of each Swingline Loan made by such Swingline Lender on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided, that on each date that a Revolving Loan is made, the Borrowers shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

                (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.




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
                                                                             41



                (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

                (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note, substantially in the form of Exhibit D, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                   SECTION 2.11. Prepayment. (a) (i) The Borrowers shall have the right at any time and from time to time to prepay any Revolving Borrowing, in whole or in part (A) with respect to Eurodollar Revolving Borrowings, upon at least three Business Days' prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent before 12:00 noon, New York City time or (B) with respect to ABR Revolving Borrowings, upon prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) on or prior to the date of prepayment to the Administrative Agent before 12:00 noon, New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $100,000 and not less than (X) $5,000,000 in the case of Eurodollar Revolving Borrowings or (Y) $500,000 in the case of ABR Revolving Borrowings.

                (ii) Subject to clause (iii) below, the Borrowers shall have the right at any time and from time to time following the repayment in full in cash of the Revolving Obligations and the termination of the Revolving Commitments, to prepay Term Borrowings, in whole or in part upon prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) on or prior to the date of prepayment to the Administrative Agent before 12:00 noon, New York City time in an amount equal to 100% of the principal amount of the Term Loans to be repaid.

                (iii) Notwithstanding the foregoing, the Borrowers shall have the right at any time and from time to time to prepay Term Borrowings in an aggregate amount not to exceed (x) the amount by which the




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
                                                                             42



           aggregate principal amount of Revolving Loans repaid on the Effective Date using the proceeds of Term Loans exceeds $25,000,000 minus (y) the aggregate principal amount of Loans used to purchase Old Senior Notes and New Senior Notes after the Effective Date pursuant to
           Section 6.08(a)(ii), upon prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice)on or prior to the date of prepayment to the Administrative Agent before 12:00 noon, New York City time in an amount equal to 100% of the principal amount of the Term Loans to be repaid; provided that no such payment shall be permitted unless (i) at the time thereof and immediately after giving effect thereto, no Default or Event of Default (other than a Default or Event of Default resulting from Parent, any Borrower or any Subsidiary's failure to duly observe or perform any covenant, condition or agreement contained in Sections 5.01, 5.02, 5.03, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10 or 5.15) shall have occurred and be continuing and (ii) immediately prior to giving effect to such payment, the aggregate amount of unused Revolving Commitments shall be equal to or greater than $25,000,000 less the aggregate principal amount of Term Loans prepaid pursuant to this clause (iii) and the aggregate principal amount of Loans used to purchase Old Senior Notes and New Senior Notes after the Effective Date pursuant to Section 6.08(a)(ii).

                (b) Voluntary or mandatory payments or prepayments of Term Loans (other than in connection with clause (a)(iii) of this Section or clause (c) of Section 2.09 or payments of interest under Section 2.13) and repayments of Term Loans as a result of acceleration made as of any date during any period set forth below shall be accompanied by a payment of a prepayment fee in an amount (expressed as a percentage of the principal amount of the Term Loans to be repaid) set forth opposite such period:



                       Period                        Percentage
                       ------                        ----------
        September 26, 2003 to December 31, 2003        4.375%
        January 1, 2004 to March 31, 2004              2.75%
        April 1, 2004 to September 30, 2004            1.1875%
        October 1, 2004 and thereafter                   0%


                (c) In the event of any termination of all the Revolving Commitments, the Borrowers shall prepay all outstanding Revolving Borrowings and replace or cash collateralize all outstanding Letters of Credit on the date of such termination. In the event of any partial reduction of the Revolving Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrowers and the Lenders of the Aggregate Credit Exposure after giving effect thereto and (ii) if the Aggregate Credit Exposure would exceed the Total Revolving Commitment after giving effect to such




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
                                                                             43



reduction, then the Borrowers shall, on the date of such reduction and in an amount sufficient to eliminate such excess, first, prepay the then outstanding Swingline Loans (if any), second, Revolving Loans (if any) and, third, to the extent of any remaining excess (after the prepayment of Revolving Loans and Swingline Loans), replace outstanding Letters of Credit or deposit an amount in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties on the same terms as those set forth in Section 2.06(j).

                (d) Each notice of prepayment shall specify the Borrowing or Borrowings to be prepaid, the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrowers to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.11 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.11 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

                   SECTION 2.12. Fees. (a) The Borrowers agree to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at a rate of 1.00% per annum on the daily unused amount of the Revolving Commitment of such Lender during the period from and including the Closing Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Closing Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Revolving Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Revolving Lender (and the Swingline Exposure of such Revolving Lender shall be disregarded for such purpose).

                (b) The Borrowers agree to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to such Revolving Lender's participations in Letters of Credit, which shall accrue at a rate per annum equal to the same Applicable Rate as interest on Eurodollar Loans on the average daily amount of such Revolving Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Revolving Lender's Revolving Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such




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
                                                                             44



last day, commencing on the first such date to occur after the Closing Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within five days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                (c) The Borrowers agree to pay to each Initial Lender, for the account of such Initial Lender, fees payable in the amounts and at the times separately agreed upon between the Borrowers and such Initial Lender.

                (d) The Borrowers agree to pay to each Term Lender, for the account of such Term Lender, fees payable in the amounts and at the times separately agreed upon between the Borrowers and such Term Lender.

                (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders, except that the fees payable to an Initial Lender pursuant to Section 2.12(c) shall be paid directly to such Initial Lender. Fees paid shall not be refundable under any circumstances.

                   SECTION 2.13. Interest. (a) (i) The Revolving Loans comprising each ABR Borrowing and each Swingline Loan shall bear interest at the Alternate Base Rate plus the Applicable Rate and (ii) the Term Loans shall bear interest at the rate of 11% per annum.

                (b) The Loans comprising each Eurodollar Borrowing shall bear interest, at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

                (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest




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
                                                                             45



Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                   SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

                  SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

                (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its




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
                                                                             46



obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or
(b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

                   SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the




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
                                                                             47



        Interest Period applicable thereto as a result of a request by the Borrowers pursuant to Section 2.19, then, in any such event, the Borowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                   SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                (c) The Borrowers shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.




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                (d) As soon as practicable after any payment of Indemnified
Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrowers as will permit such payments to be made without withholding or at a reduced rate.

                (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrowers (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section
2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrowers, upon the request of the Administrative Agent or such Lender, agree to repay the amount paid over to any Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrowers or any other person.

                   SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Each Loan Party shall make each payment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) or under any other Loan Document prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or either Swingline Lender as expressly provided herein and except that, subject to the Intercreditor Agreement, payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the




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        appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

                (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, outstanding Letters of Credit, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due in respect of Revolving Loans, Letters of Credit and Revolving Commitments hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (ii) second, towards payment of principal of Revolving Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties, (iii) third, towards the cash collateralization of the Letters of Credit by depositing cash in an account with the Administrative Agent on the terms set forth in Section 2.06(j), (iv) fourth, towards payment of interest and fees then due in respect of Term Loans and Term Loan Commitments hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (v) fifth, towards payment of principal of Term Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties; provided, however, that the application of any such funds shall at all times be subject to the provisions of Article X.

                (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans, and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply) and (iii) the foregoing provisions and the receipt and application of any payment in respect of Term Loans or other Term Loan Obligations shall be




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subject to the provisions of Article X. The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation. This Section 2.18(c) is expressly subject to the provision of Section 9.08 requiring the consent of all Lenders prior to any Lender, the Administrative Agent or the Collateral Agent exercising any right of setoff.

                (d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in its sole discretion, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.06(d) or (e), 2.07(b) or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.19. Mitigation Obligations; Replacement of Lenders.
        (a) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                (b) If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and




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the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

                   SECTION 2.20. Covenant of Collateral Agent. (a) In connection with any permitted Asset Sale and promptly following the reasonable written request of Parent or a Borrower, the Collateral Agent will execute and deliver documents prepared by Parent or a Borrower and appropriate under local law, to release the lien of any mortgage, filing under the Uniform Commercial Code of the applicable state or other security interest arising under any Loan Document, as to any asset to be sold under a permitted Asset Sale.

                (b) Promptly following the written reasonable request of Parent or a Borrower from time to time, Collateral Agent will execute and deliver documents: (i) to consent to, or subordinate the lien of any mortgage, filing under the Uniform Commercial Code of the applicable state, or other security interest arising under any Loan Document to, any Permitted Real Estate Lien that Parent or such Borrower determines, in the exercise of its reasonable business judgment, is in the interest of Parent or such Borrower's business on any Mortgaged Property and (ii) required in connection with the subdivision of any Mortgaged Property.

                                  ARTICLE III

                         Representations and Warranties

                  Each of Parent, Denny's Holdings, DFO and the Borrowers represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

                   SECTION 3.01. Organization; Powers. Each of Parent, the Borrowers and the Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is




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        required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder.

                   SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents and the borrowings hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Parent, any Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which Parent, any Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or
        (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Parent, any Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

                   SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Parent, Denny's Holdings, DFO and each Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms.

                   SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages and Mortgage Amendments and (c) such as have been made or obtained and are in full force and effect.

                   SECTION 3.05. Financial Statements. Parent has heretofore furnished to the Lenders its consolidated balance sheets and statements of income and changes in financial condition (i) as of and for the fiscal year ended December 26, 2001, which in the case of such consolidated statements have been audited by and accompanied by the opinion of Deloitte & Touche, LLP, independent public accountants, and
        (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 25, 2002, certified by its chief financial officer. Such financial statements present fairly the financial condition and results of operations and cash flows of Parent and the consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes




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                                                                             53



        thereto disclose, as and to the extent required by GAAP, all material liabilities, direct or contingent, of Parent and the consolidated Subsidiaries as of the dates thereof and, as of such dates, there were no other material liabilities, direct or contingent, of Parent or the Subsidiaries, except as disclosed in the Confidential Information Memorandum. The financial statements referred to in this Section 3.05 were prepared in accordance with GAAP applied on a consistent basis.

                   SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, properties, condition (financial or otherwise) liabilities (including potential environmental and employee health and safety liabilities and other contingent liabilities), prospects or material agreements of Parent, the Borrowers and the Subsidiaries, taken as a whole, since December 26, 2001.

                   SECTION 3.07. Title to Properties; Possession Under Leases.
        (a) Each of Parent, the Borrowers and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets (including the Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

                (b) Each of Parent, the Borrowers and the Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Parent, the Borrowers and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases, subject to the rights of subtenants and assignees, as applicable.

                (c) Except as set forth on Schedule 3.07(c), none of the Loan Parties has received any notice of, or has any knowledge of, any pending or contemplated condemnation proceeding affecting the Mortgaged Property or any sale or disposition thereof in lieu of condemnation.

                (d) None of Parent, the Borrowers or the Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

                   SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Closing Date and the Effective Date a list of all Subsidiaries and the percentage ownership interest of Parent, any Borrower or any Subsidiary therein. The Equity Interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Parent, a Borrower or a Subsidiary free and clear of all Liens.

                   SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Parent or any Borrower, threatened against or affecting Parent, any Borrower or any Subsidiary




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        or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) that have had or are reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.

                (b) None of Parent, the Borrowers or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as current ly conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

                (c) Certificates of occupancy and permits are in effect for the Mortgaged Properties.

                   SECTION 3.10. Agreements. (a) None of Parent, the Borrowers or any Subsidiary is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                (b) None of Parent, the Borrowers or any Subsidiary is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

                   SECTION 3.11. Federal Reserve Regulations. (a) None of Parent, the Borrowers or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

                   SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. None of Parent, the Borrowers or any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                   SECTION 3.13. Use of Proceeds. The Borrowers will use the proceeds of (a) the Term Loans to prepay outstanding Revolving Loans on the Effective Date in an aggregate amount of $25,000,000, (b) the Term




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        Loans to repurchase outstanding Old Senior Notes and New Senior Notes or to prepay Revolving Loans in an aggregate principal amount equal to the amount by which the aggregate principal amount of Term Loans exceeds $25,000,000 and (c) the Revolving Loans for working capital and other general corporate purposes and will request the issuance of Letters of Credit to support payment obligations incurred in the ordinary course of business by the Borrowers and their respective subsidiaries; provided that if Revolving Loans in an aggregate principal amount in excess of $25,000,000 shall have been repaid on the Effective Date using the proceeds of Term Loans, then the Revolving Loans in an aggregate principal amount equal to such excess may be reborrowed solely to
        (i) repurchase Old Senior Notes and New Senior Notes or (ii) prepay Term Loans.

                        SECTION 3.14. Tax Returns. Each of Parent, the Borrowers and the Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by it (except for any non-material state, local or foreign returns) and has paid or caused to be paid all taxes due and payable by it and all assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which Parent, the Borrowers or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

                   SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of Parent or the Borrowers to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole together with any other information (including the Confidential Information Memorandum) so furnished, contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading, provided that to the extent that such information was subsequently replaced, prior to the Closing Date, by other information expressly correcting such earlier information (and the Administrative Agent and Lenders were expressly informed by or on behalf of Parent or the Borrowers that such other information was correcting such earlier information), the foregoing representation does not apply to such earlier information.

                   SECTION 3.16. Employee Benefit Plans. Each of Parent, the Borrowers and their ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of Parent, the Borrowers or any of their ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $5,000,000 the fair market value of the assets of such Plan (assuming the accrual of contributions for the current or immediately preceding Plan year not yet due), and the present value of all benefit liabilities




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        of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $5,000,000 the fair market value of the assets (assuming the accrual of contributions for the current or immediately preceding Plan year not yet due) of all such underfunded Plans.

                   SECTION 3.17. Environmental Matters.  Except as set forth in
        Schedule 3.17:

                (a) the properties owned or operated by Parent, the Borrowers and the Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require Remedial Action under, or
           (iii) would otherwise give rise to liability under, Environmental Laws, which violations, Remedial Actions and liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                (b) the Properties and all operations of Parent, the Borrowers and the Subsidiaries are in compliance, and in the last five years have been in compliance, with all Environmental Laws, and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

                (c) there have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of Parent, the Borrowers or the Subsidiaries, which Releases or threatened Releases, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                (d) none of Parent, the Borrowers or any of the Subsidiaries has received any notice of an Environmental Claim in connection with the Properties or the operations of Parent, the Borrowers or the Subsidiaries or with regard to any person whose liabilities for environmental matters Parent, the Borrowers or the Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, nor do Parent, the Borrowers or the Subsidiaries have reason to believe that any such notice will be received or is being threatened; and

                (e) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could give rise to liability under any Environmental Law, nor have Parent, the Borrowers or the Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.




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                   SECTION 3.18. Insurance. Schedule 3.18 sets forth a true,
        complete and correct description of all insurance maintained by Parent or any Borrower or by Parent or any Borrower for the Subsidiaries as of the Closing Date and the Effective Date. As of each such date, such insurance is in full force and effect and all premiums have been duly paid. Parent, the Borrowers and the Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

                   SECTION 3.19. Security Documents. (a) The Amended and Restated Guarantee and Collateral Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Pledged Collateral (as defined in the Amended and Restated Guarantee and Collateral Agreement) and, when the Pledged Collateral is delivered to the Collateral Agent, the Amended and Restated Guarantee and Collateral Agreement shall constitute a fully perfected and, subject to the provisions of the Intercreditor Agreement, first priority Lien on, and security interest in, all right, title and iterest of the pledgors thereunder in such Pledged Collateral, in each case prior and superior in right to any other person.

                (b) The Amended and Restated Guarantee and Collateral Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Amended and Restated Guarantee and Collateral Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Amended and Restated Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Amended and Restated Guarantee and Collateral Agreement) in which a lien, pursuant to applicable law, may only be perfected by a filing with the United States Patent and Trademark Office or the United States Copyright Office), as to which perfection is effected through the filing of such financing statements, in each case prior and superior in right to any other person (subject to the provisions of the Intercreditor Agreement), other than with respect to Liens expressly permitted by Section 6.02.

                (c) When the Amended and Restated Guarantee and Collateral Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Amended and Restated Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Amended and Restated Guarantee and Collateral Agreement) in which a lien, pursuant to applicable law, may only be perfected by a filing with the United States Patent and Trademark Office or the United States Copyright Office), in each case prior and superior in right to any other person, subject to the provisions of the Intercreditor Agreement (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the Effective Date).




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                (d) Each Mortgage and Mortgage Amendment is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when filed in the offices specified on Schedule 3.19(d) with respect thereto, each Mortgage and Mortgage Amendment shall constitute a fully perfected Lien on, and security interest in, the Mortgaged Property thereunder and the proceeds thereof, in each case prior and superior in right to any other person (subject to the provisions of the Intercreditor Agreement), other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02.

                  SECTION 3.20. Labor Matters. As of the Closing Date and the Effective Date, there are no strikes, lockouts or slowdowns against Parent, any Borrower or any Subsidiary pending or, to the knowledge of Parent or any Borrower, threatened. The hours worked by and payments made to employees of Parent, each Borrower and each Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters (except for any violations that, individually or in the aggregate, would not be material). All payments due from Parent, any Borrower or any Subsidiary, or for which any claim may be made against Parent, any Borrower or such Subsidiary, on account of wages and employee health and welfare insurance and other benefits (except for any payments or claims that, individually or in the aggregate, if not paid, would not be material), have been paid or accrued as a liability on the books of Parent, any Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Parent, any Borrower or any Subsidiary is bound.

                  SECTION 3.21. Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date or the Effective Date and immediately following the making of each Loan made on the Closing Date or the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) in each case the present fair saleable value of (i) the property of each Borrower and (ii) the business of Parent and the Subsidiary Loan Parties, taken as a whole, will be greater than the amount that will be required to pay its probable liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date or the Effective Date.

                   SECTION 3.22. Intellectual Property. Each of Parent, the Borrowers and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Parent, the




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        Borrowers and the Subsidiaries does not infringe upon the rights of any other person, except for any such Infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                                   ARTICLE IV

                              Conditions of Lending

                  The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

                   SECTION 4.01. All Credit Events. The obligations of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit (each such event being called a "Credit Event"), is subject to the satisfaction of the following conditions:

                (a) The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) and, in the case of a Swingline Loan, the Swingline Lender shall have been advised in writing of such Borrowing Request for a Swingline Loan as required by Section 2.04(b) or, in the case of the issuance of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.06.

                (b) The representations and warranties set forth in Article III shall be true and correct on and as of the date of such Credit Event with the same effect as though made on and as of such date (before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom), except to the extent such representations and warranties expressly relate to an earlier date, including those with a corresponding schedule, in which case the representations and warranties that expressly relate to an earlier date shall have been true and correct as of such earlier date.

                (c) The Borrowers and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

                  Each Credit Event shall be deemed to constitute a representation and warranty by Parent and each Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this
Section 4.01.

                     SECTION 4.02. [Intentionally Omitted.]




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                                   ARTICLE V

                              Affirmative Covenants

                  Each of Parent, Denny's Holdings, DFO and the Borrowers, covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Parent, Denny's Holdings, DFO and the Borrowers will, and will cause each of the Subsidiaries to:

                   SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

                (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                   SECTION 5.02. Insurance. Maintain with responsible and reputable insurance companies or associations insurance in such amounts and covering such risks as is consistent with prudent business practice for comparable companies in the industry or as otherwise are acceptable to the Administrative Agent in its discretion and such additional insurance as is required by applicable law; provided, however, that Parent, the Borrowers and the Subsidiaries may self-insure, pursuant to policies adopted by the Board of Directors of Parent and reviewed at least once annually, to the extent determined in good faith by senior management of Parent to be consistent with prudent business practice, in the best interest of Parent, the Borrowers and the Subsidiaries and not materially adverse to the rights and interests of the Lenders under this Agreement and the other Loan Documents.

                   SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental




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        charges or levies (other than any tax, assessment or governmental charge or levy in an amount less than $250,000, provided that the failure to pay or discharge the same, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise (other than any claim for an amount less than $250,000, provided that the failure to pay or discharge the same, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Parent and such Borrower, as applicable, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of the Mortgaged Properties, there is no risk of forfeiture of such property.

                   SECTION 5.04. Financial Statements, Reports, etc. In the case of Parent, furnish to the Administrative Agent:

                (a) within 90 days (or such shorter period as the Securities and Exchange Commission shall specify for the filing of Annual Reports on Form 10-K) after the end of each fiscal year, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of Parent and the consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, allaudited by KPMG LLP or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of Parent and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                (b) within 45 days (or such shorter period as the Securities and Exchange Commission shall specify for the filing of Quarterly Reports on Form 10-Q), after the end of each of the first three fiscal quarters of each fiscal year its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of Parent and the consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Parent and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;




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                (c) within 60 days after the end of the last fiscal month of each fiscal year, 45 days after the end of the third, sixth and ninth fiscal months of each fiscal year, and 35 days after the end of each other fiscal month, its consolidated and consolidating balance sheets and related statements of operations and stockholders' equity and consolidated cash flows showing the financial condition of Parent and the consolidated Subsidiaries as of the close of such month and the results of its operations, the operations of such Subsidiaries during such month and the then elapsed portion of the fiscal year and the monthly management reports that have been provided historically by Parent with such financial statements, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Parent and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                (d) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the accounting firm or Financial Officer, substantially as set forth in Exhibit E,(i) opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) and certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth (A) the amount of Net Cash Proceeds (w) received from each Asset Sale, the Net Cash Proceeds from which are to be applied to acquire Reinvestment Assets pursuant to Section 2.09(b), (x) the date of such Asset Sale, (y) the amount of such Net Cash Proceeds applied to acquire Reinvestment Assets during such period and the nature of such Reinvestment Assets (if any) and (z) the amount of such Net Cash Proceeds required to be applied to reduce the commitments and loans as set forth in Section 2.09(b) and (B) reasonably detailed calculations demonstrating compliance with Sections 6.10, 6.11, 6.12, 6.13 and 6.14;

                (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Parent or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                (f) within 10 days of a request by the Administrative Agent from time to time, such information as Parent has regarding the holders of the New Senior Notes and the Old Senior Notes;

                (g) not later than March 31, 2003, (i) projections prepared by the management of Parent of statements concerning selected financial data) consisting of net sales, earnings before interest and taxes, working capital items, capital expenditures and depreciation), balance sheets, income statements and cash flow statements, on a quarterly basis, for fiscal years 2003 and 2004 and, on an annual basis, for fiscal year 2005 and (ii) any revisions to the business




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         plan and financial projections of the Borrowers and their
         subsidiaries for fiscal years 2003 and 2004 specified in Section 4.02(m); and

                (h) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Parent, any Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

                   SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Issuing Bank and each Lender prompt written notice of the following:

                (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Parent, any Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect; and

                (c) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

                   SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and (b) furnish to the Administrative Agent as soon as possible after, and in any event within 30 days after any Responsible Officer of Parent or any Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event, could reasonably be expected to result in liability of Parent or any Subsidiary in an aggregate amount exceeding $5,000,000 or requiring payments exceeding $1,000,000 in any year, a statement of a Financial Officer of Parent setting forth details as to such ERISA Event and the action, if any, that Parent proposes to take with respect thereto.

                   SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities and permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of Parent, any Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and ermit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of Parent, any Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

                   SECTION 5.08. Use of Proceeds. Use the proceeds of (a) the Term Loans to prepay outstanding Revolving Loans on the Effective




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        Date in an aggregate amount of $25,000,000, (b) the Term Loans to repurchase outstanding Old Senior Notes and New Senior Notes or to prepay Revolving Loans in an aggregate principal amount equal to the amount by which the aggregate principal amount of Term Loans exceeds $25,000,000 and (c) the Revolving Loans for working capital and other general corporate purposes and will request the issuance of Letters of Credit to support payment obligations incurred in the ordinary course of business by the Borrowers and their respective subsidiaries; provided that if Revolving Loans in an aggregate principal amount in excess of $25,000,000 shall have been repaid on the Effective Date using the proceeds of Term Loans, then the Revolving Loans in an aggregate principal amount equal to such excess may be reborrowed solely to (i) repurchase Old Senior Notes and New senior Notes or (ii) prepay Term Loans.

                   SECTION 5.09. Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its Properties to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all material Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws; provided, however, that none of Parent, the Borrowers or any of the Subsidiaries shall be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                   SECTION 5.10. Preparation of Environmental Reports. (a) If a Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required
        Lenders through the Administrative Agent, provide to the Lenders within 60 days after such request, at the expense of the Borrowers, an environmental site assessment report for the Properties which are the subject of such Default prepared by an environmental consulting firm acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Remedial Action which any Loan Party could be reasonably expected to be legally obligated to undertake in connection with such properties.

                (b) Where there is a reasonable basis to believe that Hazardous Materials may be present on a Mortgaged Property or that the value of a
Mortgaged Property may be materially impaired as a result thereof, provide
Phase I reports from an environmental consulting firm satisfactory to the Administrative Agent with respect to the affected Mortgaged Properties specified by the Administrative Agent in such request within 60 days of such request.

                   SECTION 5.11. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Closing Date, within three Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the Lenders thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.




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                   SECTION 5.12. Further Assurances. (a) Execute any and all
        further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                (b) Notify the Administrative Agent and the Lenders of the acquisition of any material assets (including any real property or improvements thereto or any interest therein) acquired by the Borrower or any Subsidiary Loan Party after the Closing Date (other than assets constituting Collateral under the Amended and Restated Guarantee and Collateral Agreement that become subject to the Lien of the Amended and Restated Guarantee and Collateral Agreement upon acquisition thereof), and, if requested by the Administrative Agent or the Required Lenders, Parent and the Borrowers cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

                   SECTION 5.13. Cash Management Arrangements. As and to the extent provided in the Amended and Restated Guarantee and Collateral Agreement, within 60 days of the Closing Date establish and maintain, cash management procedures, including restricted and concentration accounts, satisfactory to the Administrative Agent and enter into control agreements for the benefit of the Collateral Agent and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, with respect to those deposit and investment accounts of Parent and its subsidiaries designated by the Administrative Agent.

                   SECTION 5.14. Mortgages Not Required on the Effective Date. Deliver to the Administrative Agent counterparts of duly executed Mortgages with respect to any Property Held for Sale that ceases to be an Excluded Property within five Business Days of such Property Held for Sale ceasing to be an Excluded Property.

                   SECTION 5.15. Mortgage Amendments. Not later than 10 Business Days after the Effective Date, deliver to the Administrative Agent counterparts of duly executed Mortgage Amendments with respect to all Mortgaged Properties that are owned by a person that was a Loan Party on the Closing Date for which Mortgage Amendments were not delivered to the Administrative Agent on or prior to the Effective Date in recordable form.




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                                   ARTICLE VI

                               Negative Covenants

                  Each of Parent, Denny's Holdings, DFO and the Borrowers covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, neither Parent nor Denny's Holdings nor DFO nor the Borrowers will, nor will they cause or permit any of the Subsidiaries to:

                   SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

                (a) Indebtedness existing on the Closing Date and set forth in
           Schedule 6.01;

                (b) Indebtedness arising hereunder or pursuant to a Permitted Senior Notes Exchange or evidenced by (i) the Loan Documents,
           (ii) the Old Senior Notes Documents or (iii) the New Senior Notes Documents, provided that Indebtedness evidenced by the New Senior Notes shall be incurred only pursuant to Permitted Senior Notes Exchanges;

                (c) Indebtedness incurred by Parent, any Borrower or any Subsidiary Loan Party subsequent to the Closing Date secured by purchase money Liens in an aggregate amount not to exceed $5,000,000 at any one time outstanding;

                (d) Subject to Section 6.10, Capex Financings and Indebtedness incurred in connection with investments permitted under Section 6.04(j) in an aggregate amount not to exceed $10,000,000 after the Closing Date;

                (e) Subject to Section 6.10, and in addition to Indebtedness permitted under Section 6.01(d), Capital Lease Obligations entered into after the Closing Date of which a general description is contained in the Confidential Information Memorandum in an aggregate amount not to exceed $20,000,000;

                (f) Indebtedness arising under (i) any purchasing card program established to enable headquarters and field staff of Parent or any Subsidiary Loan Party to purchase goods and supplies from vendors and
           (ii) any travel and entertainment card program established to enable headquarters and field staff of Parent or any Subsidiary Loan Party to make payments for expenses incurred related to travel and entertainment, provided that the aggregate amount of such Indebtedness shall not exceed $1,000,000 at any time outstanding;




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                (g) Indebtedness arising from investments among Parent, any
           Borrower and any Subsidiary Loan Party that are permitted hereunder;

                (h) Indebtedness owed to JPMCB or any of its banking Affiliates in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds, provided that the aggregate principal amount of such Indebtedness shall not exceed $40,000,000 at any one time outstanding; and

                (i) in the case of Parent, any Borrower or Subsidiary Loan Party (other than a First-Tier Subsidiary):

                       (A) all interest, fees, reimbursement and indemnification
                amounts, and all other accruals and obligations under the Indebtedness described in Section 6.01(a) and renewals, extensions, modifications or refinancings of such Indebtedness, provided that such renewals, extensions, modifications and refinancings (i) do not increase the outstanding principal amount of the Indebtedness being renewed, extended, modified or refinanced, or shorten the maturity thereof to a date earlier than one year after the Maturity Date, and (ii) are otherwise on terms consistent with prudent business practice and then prevailing market practices and prices in the applicable geographic area; and

                        (B) additional unsecured Indebtedness not otherwise
                permitted by this Section 6.01 aggregating not more than $10,000,000 in principal amount at any one time outstanding.

                   SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                (a) Liens on property or assets of the Borrowers and Subsidiaries existing on the Closing Date and set forth in Schedule 6.02, provided that such Liens shall secure only those obligations which they secure on the Closing Date, and with respect to Liens existing on the property of the Borrowers or Subsidiary Loan Parties (other than the First-Tier Subsidiaries), extensions, renewals, refinancings or replacements thereof; provided, however, that no such extensions, renewals, refinancings or replacements will extend to or cover any property not theretofore subject to the Lien being extended, renewed, refinanced or replaced; and provided further that the Borrowers and Subsidiary Loan Parties (other than the First-Tier Subsidiaries) may substitute for the property subject to any such Lien other property with substantially the same Fair Market Value and not otherwise subject to the Lien of a Loan Document, so long as the property for which such substitution is made is fully and effectively released from such Lien;




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                (b) any Lien created pursuant to any Indebtedness permitted under Section 6.01(b)(i), (c), (d) and (e);

                (c) Permitted Liens;

                (d) Liens in favor of the Administrative Agent, Collateral Agent and the Lenders; and

                (e) unperfected Liens on property of the Borrowers or Subsidiary Loan Parties (other than First-Tier Subsidiaries) in favor of other Borrowers or Subsidiary Loan Parties (other than First-Tier Subsidiaries) arising in connection with intercompany transactions among Borrowers or Subsidiary Loan Parties.

                   SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer (other than pursuant to Section 6.05(c)) any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, however, that Parent, any Borrower or any Subsidiary may enter into such a transaction provided that the Fair Market Value of all property sold or transferred pursuant to such transactions since the Closing Date shall not exceed in the aggregate $5,000,000.

                   SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

                (a) investments by Parent, the Borrowers or the Subsidiaries existing on the Closing Date in the capital stock of their respective subsidiaries and investments existing on the Closing Date and set forth in Schedule 6.04;

                (b) Permitted Investments;

                (c) subject to Section 6.15(a), advances and loans made by any Subsidiary to Parent in the ordinary course of business and (i) advances and loans made by any Subsidiary to and (ii) investments made by any Subsidiary in any other Subsidiary that is a Borrower or a Subsidiary Loan Party in the ordinary course of business;

                (d) advances and loans made by Parent to any Borrower in the ordinary course of business so long as no Default or Event of Default shall have occurred and be continuing;

                (e) investments by any Borrower or any Subsidiary (other than First-Tier Subsidiaries) made pursuant to joint venture or franchise




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           arrangements entered into in accordance with prudent business practice and in an aggregate amount of not more than $2,500,000 at any one time outstanding;

                (f) noncash consideration received from any sale, lease, transfer or other disposition of assets permitted under Section 6.05;

                (g) loans or advances to employees made in the ordinary course of business consistent with prudent business practice and in an aggregate amount not to exceed $1,000,000 at any one time outstanding;

                (h) investments by Parent and Denny's Holdings in Old Senior Notes to the extent permitted by Section 6.08(a);

                (i) additional investments not otherwise permitted by this
           Section 6.04 in an aggregate amount not to exceed $3,000,000 after the Closing Date; and

                (j) subject to Section 6.10, acquisitions of properties and related assets by means of investments in new operations, properties or franchises through the purchase or other acquisition of assets of any person or stock of new Subsidiary Loan Parties where any Borrower or any Subsidiary Loan Party making such purchase or acquisition determines in its prudent business judgment that such purchase or acquisition would be beneficial in lieu of making Consolidated Capital Expenditures.

                   SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that:

                (a) Parent, any Borrower or any Subsidiary Loan Party may purchase and sell inventory, fixtures and equipment in the ordinary course of business;

                (b) Parent, any Borrower or any Subsidiary Loan Party may sell or otherwise dispose of obsolete or worn out property, in each case in the ordinary course of business and consistent with past practice, provided that the aggregate Fair Market Value of all such assets disposed of pursuant to this clause (b) in any fiscal year shall not exceed $5,000,000;

                (c) Parent, any Borrower or any Subsidiary Loan Party may exchange real property, fixtures and improvements for other real property, fixtures and improvements, provided that any consideration (other than real property, fixtures and improvements) received by any Loan Party in connection with such exchanges is received by such Loan Party in cash;




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                (d) subject to Section 6.15, any Subsidiary may sell, transfer or otherwise dispose of any of its assets to any Subsidiary Loan Party;

                (e) dispositions of the Excluded Properties or other dispositions of all or any portion of the assets constituting the restaurants of Denny's Holdings and its subsidiaries (other than sales, but not licenses, of Trademarks (as defined in the Amended and Restated Guarantee and Collateral Agreement)), in each case for consideration determined by the senior management of Parent to be equal to the Fair Market Value of the assets disposed of, provided that the aggregate Fair Market Value of the assets (other than Excluded Properties) disposed of pursuant to this subsection shall not exceed $10,000,000 in any fiscal year;

                (f) Parent, any Borrower or any Subsidiary Loan Party may sell, transfer or otherwise dispose of underperforming restaurants (as determined in the good faith judgment of Parent) for consideration determined by the board of directors of the person that owns such restaurants (which board of directors shall include members of senior management of Parent) to be equal to the Fair Market Value of the restaurants sold, transferred or otherwise disposed of, provided that the aggregate Fair Market Value of all assets disposed of pursuant to this clause (f) shall not exceed $5,000,000 in any fiscal year;

                (g) any Subsidiary Loan Party (other than a First-Tier Subsidiary) may merge or consolidate with or transfer all or substantially all of its assets to any other Subsidiary Loan Party;

                (h) Denny's or any of its subsidiaries may (i) sell or transfer the rights to operate restaurants under the Denny's name as franchisees (but not the restaurant buildings themselves (the "Retained Denny's Restaurants") or the land on which such restaurants are located (the "Retained Denny's Land")) to franchisees of Denny's (the "Denny's Franchisees") generally in accordance with Parent's October 2002 Business Plan for cash consideration equal to the Fair Market Value of such rights and (ii) may lease or sublease the Retained Denny's Restaurants and the Retained Denny's Land to the Denny's Franchisees that operate such Retained Denny's Restaurants pursuant to operating leases or subleases on terms determined in good faith by Denny's or the applicable Subsidiary to be market terms at the time such leases or subleases are entered into, provided that (i) such Retained Denny's Restaurants continue to be operated by such Denny's Franchisees under the Denny's name for so long as Parent's senior management reasonably believes such continued operation is in the best interest of Parent and (ii) such sales, and such leases or subleases, do not violate, conflict with, result in the breach of or constitute a default under any provision of, or give rise to any right to terminate, any indenture, agreement or other instrument to which Parent, any Borrower or any Subsidiary is a party;

                (i) Borrower may sell, transfer or otherwise dispose of Properties Held for Sale to an unaffiliated third party; and

                (j) any Borrower or any Subsidiary Loan Party other than a First-Tier Subsidiary may effect any transaction permitted by Section 6.04(j);




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                                                                             71



provided, however, that any sale, transfer, exchange or other disposition of assets (x) permitted by clause (b), (c), (e) or (i) above shall not be permitted unless such disposition is for Fair Market Value and (y) for gross consideration in excess of (A) $100,000 for any individual sale, transfer, exchange or other disposition and (B) $500,000 for all such sales, transfers, exchanges or other dispositions permitted by clause (b), (e), (f) or (i) shall not be permitted unless such disposition is for at least 60% cash consideration and all noncash consideration received in respect thereof shall be in the form of a note, an asset or such other form as shall be reasonably satisfactory to the Administrative Agent; and provided further that any transaction permitted by clause (c), (e), (f) or (g) above shall not be permitted unless at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing.

                   SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that (i) subject to Section 6.15, any Subsidiary may declare and pay dividends or make other distributions to Parent, to the Borrowers or to the Subsidiary Loan Parties, and (ii) Parent may declare and distribute to its stockholders a dividend comprised of rights to purchase preferred stock and/or common stock of Parent, provided that (A) such rights are issued and distributed to Parent's stockholders pursuant to the Rights Agreement, dated as of December 15, 1998, between Denny's and Continental Stock Transfer and Trust Company, as Rights Agent and (B) no Default or Event of Default shall have occurred or be continuing or would result therefrom.

                (b) Permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such subsidiary to (i) pay any dividends or make any other distributions on its capital stock or any other interest or (ii) make or repay any loans or advances to Parent, any Borrower, any Subsidiary or the parent of such Subsidiary (subclauses (i) and (ii) above are collectively referred to as an "Upstream Payment") except for such encumbrances or restrictions existing under or by reason of (A) applicable law, (B) this Agreement, any other Loan Document or any other agreement entered into hereunder or thereunder or as contemplated hereby or thereby, (C) the Old Senior Notes Documents, (D) customary provisions restricting (1) subletting or assignment of any lease governing a leasehold interest of Parent or any of the Subsidiaries,
(2) the transfer of intellectual property rights held by Parent or any of the Subsidiaries through license agreements with the owners of such rights and (3) the assignment of supply contracts, (E) any instrument governing Indebtedness permitted under Section 6.01 of a person acquired by any Borrower or Subsidiary (other than a First-Tier Subsidiary) after the Closing Date, provided that (1) such instrument was in existence at the time of such acquisition and was not created in contemplation of or in connection with such acquisition, (2) the officers of Parent reasonably believe at the time of such acquisition that the terms of such instrument will not encumber or restrict the ability of such acquired person to make an Upstream Payment and (3) such instrument contains no




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                                                                             72



express encumbrances or restrictions on the ability of such acquired person to make an Upstream Payment, (F) the New Senior Notes Documents or (G) Indebtedness and other contractual obligations of Parent or any of the Subsidiaries existing on the Closing Date and set forth on Schedule 6.06 and any amendment, modification, renewal, extension, replacement, refinancing or refunding thereof permitted under the terms of this Agreement, provided that the encumbrances and restrictions contained in any such amendment, modification, renewal, extension, replacement, refinancing or refunding are in the aggregate no less favorable in all material respects to the Lenders.

                (c) Enter into, or be party to, or make any payment under, any Synthetic Purchase Agreement unless (i) in the case of any Synthetic Purchase Agreement related to any capital stock, the payments required to be made by Parent, the Borrowers and the other Subsidiaries are limited to the amount permitted to be paid under Section 6.06(a) (and such payments shall be deemed made pursuant to the applicable clause of Section 6.06(a)), (ii) in the case of any Synthetic Purchase Agreement related to any Restricted Indebtedness, the payments required to be made by Parent, the Borrowers and the other Subsidiaries thereunder are limited to the amount permitted to be paid under Section 6.08(a) (and such payments shall be deemed made pursuant to the applicable clause of Section 6.08(a)) and (iii) in the case of any Synthetic Purchase Agreement, the obligations of Parent, the Borrowers and the other Subsidiaries thereunder are subordinated to the Senior Obligations on terms satisfactory to the Required Lenders.

                   SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates except, (i) for Permitted Senior Notes Exchanges and the consummation of the transactions contemplated thereby and (ii) that Parent, any Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to Parent, such Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; provided that Parent may issue and distribute to its stockholders that are Affiliates rights to purchase preferred stock and/or common stock of Parent to the extent that such rights are permitted to be issued and distributed to Parent's stockholders pursuant to Section 6.06(a)(iii).

                   SECTION 6.08. Other Indebtedness and Agreements. (a) Make any voluntary or optional payments, prepayments or redemptions of principal or premium or voluntarily repurchase, acquire or retire for value prior to the stated maturity with respect to Indebtedness (other than Indebtedness arising under the Loan Documents); provided that:

                (i) Parent and Denny's Holdings shall be permitted to acquire voluntarily (A) Old Senior Notes pursuant to clause (a) of the definition of the term "Permitted Senior Notes Exchanges" and (B) New Senior Notes pursuant to clause (b) of the definition of the term "Permitted Senior Notes Exchanges";




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                (ii) Parent and Denny's Holdings shall be permitted to acquire voluntarily Old Senior Notes and New Senior Notes with the proceeds of an aggregate principal amount of Loans not to exceed (x) the amount by which the proceeds of Term Loans made on the Effective Date exceed $25,000,000 minus (y) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.11(a)(iii); provided that no such acquisition shall be permitted unless (A) at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (B) immediately prior to giving effect to such acquisition, the aggregate amount of unused Revolving Commitments shall be equal to or greater than $25,000,000 less the aggregate principal amount of Term Loans prepaid pursuant to
           Section 2.11(a)(iii) and the aggregate principal amount of Loans used to purchase Old Senior Notes and New Senior Notes after the Effective Date pursuant to this clause (ii) and (C) Denny's shall have delivered a written statement to the Administrative Agent that (1) certifies that the conditions set forth in clauses (A) and (B) have been satisfied, (2) specifies the identity of the purchaser and (3) specifies the aggregate principal amount of the Old Senior Notes and New Senior Notes to be purchased; and

                (iii) Parent, any Borrower and any Subsidiary Loan Party shall have the right to prepay secured Indebtedness after the Closing Date up to an aggregate amount of $5,000,000;

           provided, further, that such payments shall be permitted to retire Indebtedness to the extent required under a "due on sale" clause applicable to any disposition of assets permitted under Section 6.05.

                (b) Except for Permitted Amendments, permit, or permit any Subsidiary to permit, any waiver, supplement, modification, amendment, termination or release of the Old Senior Notes Documents, the New Senior Notes Documents or any indenture, instrument or agreement pursuant to which any Indebtedness or preferred stock is outstanding.

                (c) If, as a result of the receipt of any cash proceeds by Parent or any Subsidiary in connection with an Asset Sale or any loss, damage or destruction, to the extent covered by insurance, of assets, business units, individual business assets or property, Denny's Holdings or Parent would be required by the terms of the New Senior Notes Indenture or the Old Senior Notes Indenture to make an offer to repurchase New Senior Notes or Old Senior Notes, respectively, prior to the respective maturity dates of such Notes, then Parent shall or shall cause one or more of the Subsidiaries to invest such cash proceeds in assets or businesses of Parent or the Subsidiaries in a manner that is permitted by the other provisions of this Agreement and that will eliminate any requirement under the New Senior Notes Indenture or the Old Senior Notes Indenture to offer to repurchase, New Senior Notes or Old Senior Notes, respectively. Any such investment shall be made prior to the first day on which Denny's Holdings or Parent, as the case may be, would be required to commence a tender offer to repurchase with such cash proceeds, New Senior Notes or Old Senior Notes, under the New Senior Notes Indenture or Old Senior Notes Indenture, respectively.




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
                                                                             74



                   SECTION 6.09. Operating Leases. Permit the aggregate amount of payments under Operating Leases of Parent, any Borrower or any Subsidiary to be in excess of the fair rental value of the properties subject to such Operating Leases.1

                   SECTION 6.10. Capital Expenditures; Acquisitions. (a) Incur Consolidated Capital Expenditures and make acquisitions of properties or related assets pursuant to Section 6.04(j) in excess of, for any fiscal year ending on or about any date set forth below, the amount set forth below opposite such date:

                                           Maximum Consolidated
              Fiscal Year         Capital Expenditures and Acquisitions
              -----------         -------------------------------------

                 2002                         $ 45,000,000
                 2003                         $ 45,000,000
                 2004                         $ 60,000,000

                (b) Notwithstanding anything to the contrary contained in
Section 6.10(a), the lesser of (i) any amount permitted under Section 6.10(a)in any given year that is not expended in such year and (ii) 25% of the amount permitted under Section 6.10(a) in such year may be carried forward to the succeeding fiscal year, provided that, in any fiscal year, amounts permitted under Section 6.10(a) shall be applied towards Consolidated Capital Expenditures before any amount permitted under this Section 6.10(b) shall be so applied.

                (c) Notwithstanding anything to the contrary contained in Sections 6.10(a) and Section 6.10(b), not more than $45,000,000 (plus any amount carried forward from fiscal year 2003 pursuant to 6.10(b)) of Consolidated Capital Expenditures and acquisitions of properties or related assets pursuant to 6.04(j) during the 2004 fiscal year may be funded from sources other than Indebtedness permitted to be incurred under Section 6.01.

                   SECTION 6.11. Consolidated Total Debt Ratio. Permit the Consolidated Total Debt Ratio for any period of four consecutive fiscal quarters ending on or about any date set forth below to be greater than the ratio set forth below opposite such date:

Date                                      Ratio
----                                      -----
March 31, 2003                         6.25 to 1.00
June 30, 2003                          6.50 to 1.00
September 30, 2003                     7.15 to 1.00
December 31, 2003                      7.10 to 1.00
March 31, 2004                         7.30 to 1.00
June 30, 2004                          6.75 to 1.00
September 30, 2004                     6.70 to 1.00

Following consummation of the Permitted Senior Notes Exchanges, each of the ratios set forth in the table above shall be adjusted to equal the difference




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(rounded to the nearest hundredth) between (a) such ratio as set forth in the table and (b) (i) the quotient obtained by dividing (A) the aggregate amount of the reduction in Consolidated Total Debt (net of transaction expenses and axes, in each case resulting from consummation of the Permitted Senior Notes (Exchanges) resulting from consummation of the Permitted Senior Notes Exchanges by (B) $1,000,000, multiplied by (ii) 0.0078.

                   SECTION 6.12. Consolidated Senior Secured Debt Ratio. Permit the Consolidated Senior Secured Debt Ratio for any period of four consecutive fiscal quarters ending on or about any date set forth below to be greater than the ratio set forth below opposite such date:


Date                                      Ratio
----                                      -----
March 31, 2003                         1.50 to 1.00
June 30, 2003                          1.50 to 1.00
September 30, 2003                     1.60 to 1.00
December 31, 2003                      1.60 to 1.00
March 31, 2004                         1.75 to 1.00
June 30, 2004                          1.65 to 1.00
September 30, 2004                     1.65 to 1.00

                   SECTION 6.13. Minimum Consolidated EBITDA. Permit the Consolidated EBITDA for any period of four consecutive fiscal quarters ending on or about any date set forth below to be less than the amount set forth below opposite such date:


Date                                      Amount
----                                      ------
March 31, 2003                         $105,000,000
June 30, 2003                          $ 97,500,000
September 30, 2003                     $ 90,000,000
December 31, 2003                      $ 90,000,000
March 31, 2004                         $ 90,000,000
June 30, 2004                          $ 97,500,000
September 30, 2004                     $100,000,000

                   SECTION 6.14. Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on or about any date set forth below to be less than the ratio set forth opposite such date:


Date                                      Ratio
----                                      -----
March 31, 2003                         1.25 to 1.00
June 30, 2003                          1.20 to 1.00




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September 30, 2003                     1.15 to 1.00
December 31, 2003                      1.15 to 1.00
March 31, 2004                         1.15 to 1.00
June 30, 2004                          1.20 to 1.00
September 30, 2004                     1.20 to 1.00


                   SECTION 6.15. Business of Parent, the Borrowers and the Subsidiaries. (a) In the case of Parent, conduct any business or enter into any transaction inconsistent with its status as a holding company, or permit a First-Tier Subsidiary to conduct any business or enter into any transaction inconsistent with such First-Tier Subsidiary's status as a holding company, (b) engage at any time in any business or business activity other than the conduct of restaurant operations and other business currently conducted by it and business activities reasonably incidental thereto or (c) in the case of Denny's Realty, engage in any business other than the acquisition, leasing and financing of real property, improvements and personalty comprising restaurants and other activities incident to, connected with or necessary or convenient to the foregoing. Parent shall not (i) own or acquire any assets other than Old Senior Notes acquired by Parent or contributed to Parent pursuant to Permitted Senior Notes Exchanges, shares of capital stock of Parent's subsidiaries, assets owned by Parent on June 20, 2000, other assets acquired by Parent after such date in the ordinary course of Parent's business, cash and Permitted Investments, provided that the amount of such cash, together with the Fair Market Value of such Permitted Investments, shall not at any time exceed $250,000 other than on any day on which (1) any payment is due in respect of the Old Senior Notes (and no Default or Event of Default shall have occurred and be continuing),
        (2)Parent is making any payment to purchase Old Senior Notes or New Senior Notes pursuant to Section 6.08(a)(ii), (3) any payment to be made by Parent is due in respect of the New Senior Notes (and no Default or Event of Default shall have occurred and be continuing) or (4) any payment is due in respect of any liabilities referred to below in clause
        (ii)(B) or (C), in which event Parent may, during such day, hold additional cash in an amount up to the aggregate amount of such payment to enable Parent to make such payment) or (ii) incur any liabilities (other than (A) liabilities under the Old Senior Notes Indenture, the ew Senior Notes Indenture and the Loan Documents, (B) liabilities imposed by law, including tax liabilities, and (C) other liabilities incidental to its existence and permitted business and activities). Parent shall not permit Denny's Holdings to (and Denny's Holdings shall not)(i)own or acquire any assets (other than Old Senior Notes acquired pursuant to Permitted Senior Notes Exchanges, shares of capital stock of Denny's Holdings' subsidiaries, the shares of Simeus Holdings Inc.listed on Schedule 6.04, cash and Permitted Investments, provided that the amount of such cash, together with the Fair Market Value of such Permitted Investments, shall not at any time exceed $50,000 other than on any day on which (1) any payment to be made by Denny's Holdings is due in respect of the New Senior Notes (and no Default or Event of Default shall have occurred and be continuing) or (2) any payment is due in respect of any liabilities referred to in clause (ii)(B) or (C), in which event Denny's Holdings may during such day hold additional cash in an amount up to the aggregate amount of such payment to enable Denny's Holdings to make such payment) or (ii) incur any liabilities (other than




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        (A) liabilities under the Loan Documents or the New Senior Notes
        Documents, (B) liabilities imposed by law, including tax liabilities, and (C) other liabilities incidental to its existence and permitted business and activities).

                (b) The Borrowers will not, and Parent, Denny's Holdings, DFO and the Borrowers will not permit the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrowers and the Subsidiaries on the Closing Date and businesses reasonably related thereto.

                   SECTION 6.16. Fiscal Year. Change the end of its fiscal year from the last Wednesday before December 31 in each year to any other date.

                   SECTION 6.17. Hedging Agreements. Enter into any Hedging Agreement.

                                  ARTICLE VII

                                Events of Default

                  In case of the happening of any of the following events ("Events of Default"):

                (a) any representation or warranty made or deemed made or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, shall prove to have been false or misleading in any respect when so made, deemed made or furnished, or any material representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                (c) default shall be made in the payment of any interest on any Loan or any fee or LC Disbursement or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

                (d) default shall be made in the due observance or performance by Parent, any Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.02, 5.03, 5.05, 5.08, 5.10(b), 5.14 or
5.15 or in Article VI;

                (e) default shall be made in the due observance or performance by Parent, any Borrower or any Subsidiary of any covenant, condition or




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agreement contained in any Loan Document(other than those specified in (b), (c)
or (d) above) and such default shall continue unremedied for a period of more than 10 days;

                (f) Parent, any Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $10,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(i) relief in respect of Parent, any Borrower or any Subsidiary, or of a substantial part of the property or assets of Parent, any Borrower or any Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Parent, any Borrower or any Subsidiary or for a substantial part of the property or assets of Parent, any Borrower or any Subsidiary or (iii) the winding-up or liquidation of Parent, any Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered;

                (h) Parent, any Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law,
(ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in
(g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Parent, any Borrower or any Subsidiary or for a substantial part of the property or assets of Parent, any Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                (i) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against Parent, any Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Parent, any Borrower or any Subsidiary to enforce any such judgment;




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                (j) any non-monetary judgment or order shall be rendered against
Parent, any Borrower or any Subsidiary that is reasonably likely to have a Material Adverse Effect and either (x) enforcement proceedings shall have been commenced by any person upon such judgment or order and a stay of such enforcement proceedings shall not be in effect or (y) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                (k) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of Parent, any Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000 or requires payments exceeding $1,000,000 in any year;

                (l)(i) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement, the Intercreditor Agreement or such Security Document) security interest in the Collateral covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Amended and Restated Guarantee and Collateral Agreement or, subject to compliance by the Loan Parties with Sections 5.11,
5.12 and 5.14 hereof and with the other Loan Documents, any other action or inaction of the Collateral Agent with respect to any of its obligations or duties under this Agreement or any other Loan Document and except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy or (ii) any Guarantee purported to be created by any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and enforceable obligation of the applicable Loan Party; or

               (m) there shall have occurred a Change in Control;

then, and in every such event (other than an event with respect to Parent or any Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i)terminate forthwith the Revolving Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of Parent or any Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Parent and the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Parent or any Borrower described in paragraph (g) or (h) above, the Revolving Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all




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other liabilities of Parent or any Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Parent and the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VIII

                The Administrative Agent and the Collateral Agent; Syndication Agent

                Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Parent, the Borrowers or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Parent, the Borrowers or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Parent, the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the




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performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.




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                  The Syndication Agent shall not have any duties or obligations except those expressly set forth in this Agreement (if any).

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  Miscellaneous

                   SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                (i) if to the Borrowers, Parent, Denny's Holdings or DFO, to it at 203 East Main Street, Spartanburg, South Carolina 29319, Attention of Treasurer (Telecopy No. (864) 597-8216);

                (ii) if to the Administrative Agent or the Issuing Bank, to JPMorgan Chase Bank, Loan and Agency Services Group, 101111 Fannin, 69, Houston, Texas, Attention of Cherry Arnaez (Telecopy No. (713) 750-2782), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York 10017, Attention of Barry Bergman (Telecopy No. (212) 270-5646); and

                (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

                (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or a Borrower (on behalf of the other Borrower, Parent, Denny's Holdings and DFO) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.




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                (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                   SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by a Borrower, Parent, Denny's Holdings or DFO therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

                (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, Parent, Denny's Holdings, DFO and the Required Lenders or by the Borrowers, Parent, Denny's Holdings, DFO and the Administrative Agent with the consent of the Required Lenders, subject to any consent required in accordance with the Intercreditor Agreement; provided that no such agreement shall (i) change, except as permitted hereunder, the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.11(a)(ii), without the written consent of each Revolving Lender, (v) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments among Revolving Lenders required thereby, without the written consent of each Revolving Lender, or would alter the pro rata sharing of payments among Term Lenders required thereby, without the written consent of each Term Loan Lender, or would alter the application of payments as between the Revolving Lenders and the Term Lenders required thereby, without the written consent of each Lender, (vi) change any of the provisions of this Section or clause (i) of the first sentence of Section 9.04(a) or the definition of "Required Lenders" or any other provision hereof specifying the




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number or percentage of Lenders (or Lenders of any Class) required to waive,a mend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vii) release all or any substantial part of the Collateral (other than in connection with any sale of Collateral permitted by this Agreement) without the written consent of each Lender, (viii) release Parent or any Subsidiary from its Guarantee under the Amended and Restated Guarantee and Collateral Agreement (except as expressly provided in the Amended and Restated Guarantee and Collateral Agreement) without the written consent of each Lender, (ix) change the provision of Section 9.08 requiring the consent of all Lenders prior to the exercise of a right of setoff by any Lender, the Administrative Agent or the Collateral Agent, or any similar provision in any Loan Document, without the written consent of each Lender, (x) change any of the provisions of Article X, without the written consent of each Lender, (xi) change any of the provisions of Section 9.16 or any other provision hereof or of any other Loan Document insofar as such provision references the Intercreditor Agreement, without the written consent of each Revolving Lender and the Required Term Lenders (as defined in the Intercreditor Agreement), or (xii) increase the aggregate amount of the Revolving Commitments without the written consent of the Required Term Lenders; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent or the Issuing Bank or a Swingline Lender without the prior written consent of the Administrative Agent or the Collateral Agent or the Issuing Bank or such Swingline Lender, as the case may be, and (B) any waiver, or modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement or such other Loan Document of the Revolving Lenders (but not the Term Lenders) or the Term Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by the Borrowers, Parent, Denny's Holdings and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section or Section 7.04 of the Intercreditor Agreement if such Class of Lenders were the only Class of Lenders hereunder or thereunder at the time.

                   SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers agree to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, Farallon and Foothill, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, counsel for Farallon and counsel for Foothill, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all




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        such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                (b) The Borrowers shall indemnify the Administrative Agent,the Collateral Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing persons (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to a Borrower or any of the Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                (c) To the extent that the Borrowers fail to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section (and without affecting any Borrower's obligations to pay such amounts), each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or, in the case of the Revolving Lenders, the Issuing Bank in its capacity as such. For purposes hereof, (i) a Lender's "pro rata share" of amounts due to the Administrative Agent under this Section shall be determined based upon its share of the sum of the total Credit Exposures, outstanding Term Loans and unused Commitments at the time and (ii) a Revolving Lender's "pro rata share" of amounts due to the Issuing Bank under this Section shall be determined based upon its share of the sum of the total Revolving Commitments at the time.

                (d) To the extent permitted by applicable law, the Borrowers shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument




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contemplated hereby, the Transactions, any Loan or Letter of Credit or the use
of the proceeds thereof.

                (e) All amounts due under this Section shall be payable on written demand therefor.

                   SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) a Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                (b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                        (A) the  Borrowers; provided that no consent of the
                Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or any Federal Reserve Bank or, if an Event of Default under clause (a), (b), (g) or
                (h) of Article VII has occurred and is continuing, any other assignee; and

                        (B) the Administrative Agent; provided that no consent
                of the Administrative Agent shall be required for an assignment of (i) a Revolving Commitment to an assignee that is a Lender with a Revolving Commitment immediately prior to giving effect to such assignment or (ii) a Term Loan to an assignee that is a Lender, an Affiliate of a Lender or an Approved Fund immediately prior to giving effect to such assignment.

                (ii) Assignments shall be subject to the following additional conditions:

                        (A) except in the case of an assignment to a Lender or
                an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Loans or Commitment, the amount of the Loans or Commitment of the assigning Lender subject to each such assignment determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than




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                $2,250,000, or in the case of a Term Loan $1,000,000, unless the
                Borrowers and the Administrative Agent otherwise consent; provided that no such consent of the Borrowers shall be required if an Event of Default under clause (a), (b), (g) or (h) of
                Article VII has occurred and is continuing;

                        (B) each partial assignment shall be made as an
                assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

                        (C) the parties to each assignment shall execute and
                deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

                        (D) the assignee, if it shall not be a Lender, shall
                deliver to the Administrative Agent an Administrative Questionnaire.

                (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03, as well as to any fees accrued for its account and not yet paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this
        Section 9.04.

                (iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notce.




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                (v) Upon its receipt of a duly completed Assignment and
        Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                (c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) Parent, Denny's Holdings, the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii), (iii) or (vi) of the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided that such Participant agrees to be bound by and subject to Sections 2.18(c) and
9.08 as though it were a Lender.

                (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the prior written consent of the Borrowers. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with
        Section 2.17(e) as though it were a Lender.

                (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge




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or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                (e) Notwithstanding any provision herein to the contrary, if (i) the Majority Lenders consent to any waiver, amendment, modification or other action requiring the consent of the Required Lenders under this Agreement or any other Loan Document (any such waiver, amendment, modification or other action, a "Requested Action"), with the calculation of the Majority Lenders being determined prior to giving effect to any assignment with respect to such Requested Action pursuant to this Section 9.04(e), (ii) the consent of the Required Lenders for such Requested Action is not obtained and (iii) Farallon Dining Investors III, LLC ("Farallon") and each affiliate thereof that is a Revolving Lender consents to such Requested Action, then Farallon shall have the right to assume and purchase all the interests, rights and obligations under this Agreement ("Assigned Interests") of any Revolving Lender that did not consent to such Requested Action and upon the request of Farallon such Revolving Lender hereby agrees to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section other than the restrictions contained in clauses (b)(i) and (b)(ii)(A) of this Section), such Assigned Interests to Farallon; provided that (A) such Revolving Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans and any accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from Farallon (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), (B) upon Farallon's assumption and purchase of such Assigned Interests, Farallon consents to such Requested Action with respect to such Assigned Interests and (C) after giving effect to all consents with respect to such Requested Action pursuant to clause (B) above, the Requested Action obtains the consent of the Required Lenders. Any assignments pursuant to the foregoing sentence shall not require the consent of the Borrowers or the Administrative Agent.

                   SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by Parent, Denny's Holdings, DFO and the Borrowers herein, in the other Loan Documents, and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and




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        Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                   SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
        Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                   SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                   SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each of the Administrative Agent, the Collateral Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, (i) to effect an administrative hold with respect to any and all deposits at any time held and (ii) only if expressly consented to in writing by all Lenders (which consent may not be unreasonably withheld to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of a Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of the Administrative Agent, the Collateral Agent and each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such party may have.

                   SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.




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                (b) Each of the Borrowers, Parent and Denny's Holdings each hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrowers, Parent or Denny's Holdings or their respective properties in the courts of any jurisdiction.

                (c) Each of the Borrowers, Parent and Denny's Holdings each hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                   SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                   SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are




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        not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                   SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder, under any other loan Document or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, or any other Loan Document, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of the Borrowers or (h) to the extentsuch Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers. Any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, (i) tax treatment and tax structure shall not include the identity of any existing or future party or Affiliate of such party) to this Agreement or any related document and (ii) no party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is necessary in order to comply with applicable securities laws.

                   SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted or, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated




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        and the interest and Charges payable to such Lender in respect of other
        Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                   SECTION 9.14. Irrevocable Proxy. (a) Subject to the conditions contained in the last sentence of this Section 9.14(a), each Lender (i) agrees to vote (in the same manner proportionally as all such claims under this Agreement that are not voted pursuant to this Section
        9.14 (a)) in any bankruptcy or similar proceedings with respect to Parent or any of the Subsidiaries the portion of such Lender's claimsa gainst Parent and the Subsidiaries arising under this Agreement ("Facility Claims") that exceed 20% of the aggregate amount of all the Lenders' Facility Claims (such excess amount, the "Excess Amount") and
        (ii) in that connection, grants to the Administrative Agent an irrevocable proxy, coupled with an interest, to vote such Facility Claims in the proportional manner described above; provided that the foregoing proxy shall not apply to any Assigned Claims. Each Lender whose Facility Claims (prior to giving effect to the assignments of such Lender's Facility Claims contemplated by Section 9.14(b)(i)) exceed 20% of the aggregate amount of all the Lenders' Facility Claims shall be referred to herein as an "Assigning Lender". The voting agreement and irrevocable proxy granted under this Section 9.14(a) shall automatically become effective with respect to such Lender if, and remain effective for so long as, such Lender (or, with respect to any Lenders other than The Foothill Group, Inc. or Foothill, any Affiliate of such Lender) holds (i) if such Lender is not Farallon or an Affiliate of Farallon, any record or beneficial interest in Indebtedness of Denny's Holdings or Parent permitted under Section 6.01(j) or any Old Senior Notes or New Senior Notes ("Specified Debt") or (ii) if such Lender is Farallon or an Affiliate of Farallon, record or beneficial ownership of Specified Debt in an aggregate amount of greater than or equal to $30,000,000.

                (b) (i) Each Lender agrees that, subject to the conditions set forth in the last sentence of Section 9.14(a), upon the delivery by the Administrative Agent of a notice to all Lenders pursuant to this clause (b)(i) following the occurrence of an Event of Default specified in clause (g) or (h) of Article VII, each Assigning Lender shall be deemed to have assigned as of the date of such notice (a "Trigger Date") to each Lender that is not an Assigning Lender (each, a "Non-Assigning Lender") an amount of such Assigning Lender's Facility Claims equal to such Non-Assigning Lender's pro rata share (based on the Credit Exposure on such Trigger Date (immediately prior to giving effect to such assignments)of the Non-Assigning Lenders)of the Excess Amount with respect to such Assigning Lender(such assigned Facility Claims for so long as they are held by a Lender that is not an Assigning Lender, "Assigned Claims") solely in consideration for a promise by each Non-Assigning Lender promptly to deliver to each Assigning Lender any money or property received on or after such Trigger Date by such Non-Assigning Lender in respect of Assigned Claims relating to such Assigning Lender assigned on such Trigger Date, which money or property shall be delivered in the form in which it is received by such Non-Assigning Lender and without interest.




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                (ii) Each Lender agrees that, upon delivery of a notice (a
           "Third-Party Assignment Notice") by an Assigning Lender to the Administrative Agent of an intention of such Assigning Lender to assign pursuant to Section 9.04 all or a portion of such Assigning Lender's Facility Claims (which Third-Party Assignment Notice shall specify the amount of such Facility Claims to be assigned (such amount, the "Third-Party Assignment Amount") and the proposed assignee thereof) to a third party that is not an Affiliate of such Assigning Lender or another Assigning Lender pursuant to a bona fide assignment (such an assignment, a "Third-Party Assignment"), each Lender holding Assigned Claims relating to such Assigning Lender shall be deemed to have assigned to such Assigning Lender, effective immediately prior to the effectiveness of such Third-Party Assignment under Section 9.04, such Assigned Claims or, if less, such Lender's pro rata share (based on the aggregate amount of the Assigned Claims relating to such Assigning Lender held by such Lenders) of the Third-Party Assignment Amount solely in consideration for the termination of such Lender's obligations pursuant to clause (b)(i) and, to the extent applicable, any obligations assumed by such Lender pursuant to clause (b)(iii) in respect of the Assigned Claims deemed assigned pursuant to this sentence. The Administrative Agent agrees promptly to give notice of each Third-Party Assignment Notice to each Lender that holds Assigned Claims relating to the Assigning Lender that delivered such Third-Party Assignment Notice.

                (iii) Each Lender agrees that upon any assignment by it of all or any part of its Facility Claims (other than Assigned Claims) pursuant to Section 9.04, a pro rata portion (based on the proportion of such Lender's Credit Exposure being assigned thereby) of the Assigned Claims relating to each Assigning Lender held by such Lender immediately prior to the effectiveness of such assignment pursuant to
           Section 9.04 shall be deemed upon effectiveness of such assignment to have been assigned to the assignee specified in the applicable Assignment and Assumption solely in consideration for the assumption by such assignee of such Lender's obligations pursuant to clause (b)
           (i) and, to the extent applicable, any obligations assumed by such Lender pursuant to this clause (b)(iii) in respect of such pro rata portion of such Assigned Claims. Each Lender agrees that Assigned Claims may not be assigned or otherwise disposed of other than pursuant to this Section 9.14(b) or Section 9.14(c).

                (c) Upon delivery by the Administrative Agent to an Assigning Lender (with a copy to each of the other Lenders) of a notice pursuant to this
Section 9.14(c), each Lender holding Assigned Claims relating to such Assigning Lender shall be deemed as of the date of such notice to have assigned all such Assigned Claims to such Assigning Lender and such Lender's obligations pursuant to clause (b)(i) and, to the extent applicable, any obligations assumed by such Lender pursuant to this clause (b)(iii), in each case relating to such Assigned Claims shall automatically terminate as of such date. Upon the receipt of notice from an Assigning Lender of the failure of one of the conditions contained in the last sentence of Section 9.14(a) to be satisfied with respect to such Assigning Lender, the Administrative Agent shall promptly deliver the notice specified in the first sentence of this Section 9.14(c) with respect to such Assigning Lender.




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
                                                                             95



                (d) Each Lender agrees to take, and to cause its Affiliates to take, such other actions reasonably required by the Administrative Agent to effectuate the intent of this Section 9.14.

                (e) Except for the recordation in the Register by the Administrative Agent of each deemed assignment pursuant to this Section 9.14,
Section 9.04 shall not apply to any deemed assignment pursuant to this Section 9.14.

                   SECTION 9.15. Obligations Joint and Several. (a) Each Borrower agrees that it shall, jointly with each other Borrower and severally, be liable for all the Obligations. Each Borrower further agrees that the Obligations of any other Borrower may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its agreement hereunder notwithstanding any extension or renewal of any Obligation of any other Borrower. Upon payment by a Borrower of any sums as provided above, all rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                   SECTION 9.16. Intercreditor Agreement. Each Lender hereby appoints JPMorgan Chase Bank to act as Collateral Agent under this Agreement, the Intercreditor Agreement and the Security Documents, and authorizes the Collateral Agent to execute the Intercreditor Agreement in the name of and for the benefit of the Lenders. By making the Loans and accepting the obligations of the Borrowers hereunder, each Lender hereby expressly accepts and agrees to the terms and provisions of the Intercreditor Agreement.

                                   ARTICLE X

                                  Subordination

                   SECTION 10.01. Agreement To Subordinate. The Borrowers and the other Loan Parties agree, and the Term Lenders agree, that the Term Loan Obligations are subordinated in right of payment, to the extentand in the manner provided in this Article X, to the prior payment in full in cash of the Revolving Obligations and that the Subordination is for the benefit of and enforceable by the holders of the Revolving Obligations.

                   SECTION 10.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Borrowers or the other Loan Parties to creditors upon a total or partial liquidation or a total or partial dissolution of the Borrowers or the other Loan Parties or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrowers or the other Loan Parties or their property:

                (1) holders of the Revolving Obligations shall be entitled to receive payment in full in cash of the Revolving Obligations (including the cash collateralization of undrawn outstanding Letters of Credit) before holders of Term Loan Obligations shall be entitled to receive any payment of principal of, or premium, if any, interest or any other amount in respect of the Term Loan Obligations; and




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
                                                                             96



                (2) until the Revolving Obligations are paid in full in cash (including the cash collateralization of undrawn outstanding Letters of Credit), any payment or distribution to which holders of Term Loan Obligations would be entitled but for this Article X shall be made to holders of Revolving Obligations as their interests may appear.

                   SECTION 10.03. Default on Revolving Obligations. The Borrowers and the other Loan Parties may not pay the principal of, premium, if any, interest on, or any other amount in respect of the Term Loan Obligations or otherwise repay any Term Loan Obligation (collectively, "repay the Term Loan Obligations") during the continuance of any Default or Event of Default consisting of non-payment of any Revolving Obligation when due. During the continuance of any Default or Event of Default (other than a Default or Event of Default described in the immediately preceding sentence or a Default or Event of Default resulting from Parent, any Borrower or any Subsidiary's failure to duly observe or perform any covenant, condition or agreement contained in Sections 5.01, 5.02, 5.03, 5.04 (other than a Default or Event of Default resulting from Parent, any Borrower or any Subsidiary's failure to duly observe or perform any covenant, condition or agreement contained in clauses (a), (b), (c) or (d) of Section 5.04, unless such failure is remedied within 30 days), 5.05, 5.06, 5.07, 5.08, 5.09, 5.10 or 5.15), the Borrowers and the other Loan Parties may not repay the Term Loan Obligations for a period (a "Payment Blockage Period") commencing upon the occurrence of such Default or Event of Default and ending 89 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Administrative Agent by all the Revolving Lenders, (ii) by repayment in full of the Revolving Obligations or (iii) because the Default or Eventof Default giving rise to such Payment Blockage Period is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of the Revolving Obligations shall have accelerated the maturity of such Revolving Obligations, the Borrowers and the other Loan Parties may resume payment of the Term Loan Obligations after such Payment Blockage Period. In no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 89 days in the aggregate during any 360 consecutive day period.

                   SECTION 10.04. When Distributions Must Be Paid Over. If a distribution is made to holders of Term Loan Obligations that because of this Article X should not have been made to them, the holders of Term Loan Obligations who receive the distribution shall hold it in trust for holders of the Revolving Obligations and pay it over to them as their interests may appear.

                   SECTION 10.05. Subrogation. After all Revolving Obligations are paid in full and until the Term Loan Obligations are repaid in full, the Term Lenders shall be subrogated to the rights of holders of the Revolving Obligations to receive distributions applicable to Revolving Obligations. A distribution made under this Article X to holders of Revolving Obligations that otherwise would have been made to holders of Term Loan Obligations is not, as between the Borrowers and holders of Term Loan Obligations or any other Loan Party and holders of Term Loan




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
                                                                             97



        Obligations, a payment by the Borrowers or other Loan Parties on Revolving Obligations.

                   SECTION 10.06. Relative Rights. This Article X defines the relative rights of holders of Term Loan Obligations and holders of Revolving Obligations. Nothing in this Agreement shall:

                (1) impair, as between the Borrowers and holders of Term Loan Obligations or other Loan Parties and holders of Term Loan Obligations, the obligation of the Borrowers and Loan Parties, which is absolute and unconditional, to pay principal of, premium, if any, interest or any other amounts in respect of Term Loan Obligations in accordance with the terms thereof; or

                (2) prevent the Administrative Agent or any Revolving Lender from exercising its available rights of holders of Revolving Obligations to receive distributions otherwise payable to holders of Term Loan Obligations.

                   SECTION 10.07. Subordination May Not Be Impaired by
        Borrowers.   No right of any holder of Revolving Obligations to enforce the subordination of the Term Loan Obligations shall be impaired by any act or failure to act by the Borrowers or by their failure to comply with this Agreement.

                   SECTION 10.08. Rights of Administrative Agent. The Administrative Agent in its individual or any other capacity may hold Revolving Obligations with the same rights it would have if it were not Administrative Agent. The Administrative Agent shall be entitled to all the rights set forth in this Article X with respect to any Revolving Obligations that may at any time be held by it, to the same extent as any other holder of Revolving Obligations; and nothing in Article VIII shall deprive the Administrative Agent of any of its rights as such holder. Nothing in this Article X shall apply to claims of, or payments to, the Administrative Agent under or pursuant to Article VIII.

                   SECTION 10.09. Administrative Agent To Effectuate Subordination. Each Term Lender by making Term Loans, authorizes and directs the Administrative Agent on such Term Lender's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the holders of Term Loan Obligations and the holders of Revolving Obligations as provided in this
        Article X and appoints the Administrative Agent as attorney-in-fact for any and all such purposes.

                   SECTION 10.10. Administrative Agent Not Fiduciary for Holders of Revolving Obligations. The Administrative Agent shall not be deemed to owe any fiduciary duty to the holders of Revolving Obligations and shall not be liable to any such holders if it shall mistakenly pay over or distribute to the holders of Term Loan Obligations or the Borrowers or any other person, money or assets to which any holders of Revolving Obligations shall be entitled by virtue of this Article X or otherwise.




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
                                                                             98



                   SECTION 10.11. Reliance by Holders of Revolving Obligations on Subordination Provisions. Each Term Lender by making Term Loans, acknowledges and agrees that the foregoing subordination provisions are and are intended to be, an inducement and a consideration to each holder of any Revolving Obligations, whether such Revolving Obligations were created or acquired before or after the making of the Term Loans, to acquire and continue to hold, such Revolving Obligations and such holder of Revolving Obligations shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold or in continuing to hold such Revolving Obligations.











                           [space intentionally left blank]



















[[NYCORP:2303151v20:4272D:09/26/03--12:23 p]]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      DENNY'S, INC.,

                                        by   /s/ Kenneth E. Jones
                                             ---------------------------------
                                             Name:  Kenneth E. Jones
                                             Title: Vice President and Treasurer


                                      DENNY'S REALTY, INC.,

                                        by   /s/ Kenneth E. Jones
                                             ---------------------------------
                                             Name:  Kenneth E. Jones
                                             Title: Vice President and Treasurer


                                      DENNY'S CORPORATION,

                                        by   /s/ Kenneth E. Jones
                                             --------------------------------
                                             Name:  Kenneth E. Jones
                                             Title: Vice President and Treasurer


                                      DENNY'S HOLDINGS, INC.,

                                        by   /s/ James A. Allyn
                                             --------------------------------
                                             Name:
                                             Title:


                                      DFO, INC.,

                                        by   /s/ Kenneth E. Jones
                                             --------------------------------
                                             Name:  Kenneth E. Jones
                                             Title: Vice President and Treasurer








[[NYCORP:2303151v20:4272D:09/26/03--12:23 p]]

                                      JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral
                                      Agent and Issuing Bank

                                        by   /s/ Barry Bergman
                                             -------------------------------
                                             Name:
                                             Title:



[[NYCORP:2303151v20:4272D:09/26/03--12:23 p]]

                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF 9/26, 2003
                                      Farallon Dining Investors III, L.L.C.
                                      by Farallon Capital Management, L.L.C.

         Name of Institution:

                                        by:  /s/ Derek Schrier
                                             ---------------------------------
                                             Name:  Derek Schrier
                                             Title: Managing Member


                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF __________ 2003
                                      Farallon Dining Investors IV, L.L.C.
                                      by Farallon Capital Management, L.L.C.

         Name of Institution:

                                        by:  /s/ Derek Schrier
                                             ---------------------------------
                                             Name:  Derek Schrier
                                             Title: Managing Member


                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF __________, 2003
                                      Wells Fargo Foothill, Inc.
                                      (F/K/A Foothill Capital Corporation)

         Name of Institution:

                                        by:  /s/ Jim Farner
                                             ---------------------------------
                                             Name:  Jim Farner
                                             Title: Vice President


                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF __________, 2003
                                      The Foothill Group, Inc.

         Name of Institution:

                                        by:  /s/ Dennis R. Ascher
                                             ---------------------------------
                                             Name:  Dennis R. Ascher
                                             Title: SVP


                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF __________, 2003
                                      TRANSAMERICA BUSINESS CAPITAL CORPORATION

         Name of Institution:

                                        by:  /s/ Robert Capasso
                                             ---------------------------------
                                             Name:  Robert Capasso
                                             Title: Senior Vice President


                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF __________, 2003
                                      Fortress Credit Opportunities I LP

         Name of Institution:

                                        by:  /s/ Constantine Dakolias
                                             ---------------------------------
                                             Name:  Constantine Dakolias
                                             Title: Chief Credit Officer


                                      SIGNATURE PAGE TO AMENDED AND
                                      RESTATED CREDIT AGREEMENT
                                      DATED AS OF Sept 26, 2003
                                      The CIT Group/Business Credit, Inc

         Name of Institution:

                                        by:  /s/ Deborah Rogut
                                             ---------------------------------
                                             Name:  Deborah Rogut
                                             Title: Vice President


































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